LOGO: NUVEEN
NUVEEN Investment


ANNUAL REPORT May 31, 2000

EXCHANGE-TRADED Funds

Dependable, tax-free income to help you keep more of what you earn.

GEORGIA
NPG

MARYLAND
NMY

NORTH CAROLINA
NNC

VIRGINIA
NPV


INVEST WELL.
LOOK AHEAD.
LEAVE YOUR MARK.sm

PHOTO: WATER
PHOTO: MAN SITTING ON DOCK WITH CHILDREN

Credit Quality
           HIGHLIGHTS As of May 31, 2000

NUVEEN GEORGIA PREMIUM INCOME
MUNICIPAL FUND (NPG)

pie chart:

AAA/U.S. Guaranteed           64%
AA                            18%
A                             18%

NUVEEN MARYLAND PREMIUM INCOME
MUNICIPAL FUND (NMY)

pie chart:

AAA/U.S. Guaranteed           60%
AA                            17%
A                             13%
BBB/NR                        10%

NUVEEN NORTH CAROLINA PREMIUM INCOME
MUNICIPAL FUND (NNC)

pie chart:

AAA/U.S. Guaranteed           35%
AA                            39%
A                             14%
BBB/NR                        12%

NUVEEN VIRGINIA PREMIUM INCOME
MUNICIPAL FUND (NPV)

pie chart:

AAA/U.S. Guaranteed           49%
AA                            23%
A                             16%
BBB/NR                        12%


    CONTENTS

  1 Dear Shareholder
  3 NPG Portfolio Manager's Comments
  6 NPG Performance Overview
  7 NMY Portfolio Manager's Comments
 10 NMY Performance Overview
 11 NNC Portfolio Manager's Comments
 14 NNC Performance Overview
 15 NPV Portfolio Manager's Comments
 18 NPV Performance Overview
 19 Shareholder Meeting Report
 21 Report of Independent Auditors
 22 Portfolio of Investments
 37 Statement of Net Assets
 38 Statement of Operations
 39 Statement of Changes in Net Assets
 41 Notes to Financial Statements
 45 Financial Highlights
 48 Build Your Wealth Automatically
 49 Fund Information

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

sidebar text:

"BUILDING AND SUSTAINING WEALTH REQUIRES SOUND, ONGOING ADVICE."

Dear SHAREHOLDER
The primary objective of your Nuveen Municipal Exchange-Traded Fund is to provide dependable, attractive tax-free dividends. I am very happy to report that your Fund continued to achieve this goal during the period covered by this report. For more specifics on this performance, I encourage you to read the Portfolio Manager's Comments and Performance Overview pages for your Fund that follow this letter.

We believe that your Nuveen Exchange-Traded Fund, as an income-oriented investment, is well positioned to be a core element of your long-term investment program. With the help of your financial advisor, all of us at Nuveen Investments are dedicated to providing the services, products, perspectives, and solutions that you need to help you meet your personal and family goals.

NEW WAYS TO THINK ABOUT WEALTH
Over the past few years, much attention has been directed toward the ways investors are accumulating wealth. At Nuveen, we believe it is equally important for investors to focus on preserving that wealth, on the responsibilities that accompany wealth, and on the legacies we will leave for future generations.

This long-term perspective is key to understanding our portfolio management strategies, our insistence on quality, and our determination to provide investments that can withstand the test of time. It is a philosophy that we think is well encapsulated in our brand theme: Invest Well. Look Ahead. Leave Your Mark.

INVEST WELL
Building and sustaining the wealth that can result in lasting legacies requires a well-developed plan, sound ongoing advice, and the discipline to remain focused on long-term results. With today's abundance of investment products and offers, it also increasingly requires an experienced and trusted advisor who can guide you through the opportunities and the pitfalls. With so much potentially at stake, Nuveen Investments is dedicated to delivering quality products like your Nuveen Fund through the financial advisors who assist you in making wise investment choices and help you manage your most important financial assets.

sidebar text:

"WE BELIEVE YOUR NUVEEN EXCHANGE- TRADED FUND IS WELL POSITIONED TO BE A CORE ELEMENT OF YOUR LONG-TERM INVESTMENT PROGRAM."



LOOK AHEAD
We urge all our investors to look ahead, not only toward their own goals and futures, but those of future generations as well. We now stand on the threshold of a new century, anticipating a time of change, discovery, and potential that may one day make the year 2000 seem as archaic as the year 1900. While we cannot know all that the future will bring, we do know that a well-diversified, care fully monitored investment program that combines elements of growth, income, and capital preservation forms a solid foundation that can help us meet whatever opportunities and challenges the new century has to offer.

LEAVE YOUR MARK
With the enormous wealth creation of the past decade and the considerable intergenerational transfer of wealth that is expected to occur over the next 20 years, investors today have a significant opportunity to shape the financial future for themselves and their families. These opportunities may include establishing trusts, endowments, or legacies that can directly affect our families and communities for generations to come. We at Nuveen Investments are committed to facilitating and raising the level of dialogue between investors and their financial advisors in ways that help meet goals that extend far beyond the boundaries of a single life span.

Since 1898, the name Nuveen has been synonymous with quality investments, careful research and prudent management. Today, more than ever, the investments and services we offer through financial advisors are designed to be well suited to those who recognize and embrace the need for building and managing wealth. We encourage you to speak with your financial advisor about how you can enhance your investment program in ways that can help you Invest Well, Look Ahead, and Leave Your Mark.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 17, 2000

Nuveen Georgia Premium Income Municipal Fund (NPG)

Portfolio Manager's
               COMMENTS

Portfolio manager Tom O'Shaughnessy reviews the economy, its impact on the municipal market and fund performance, and the key strategies used to manage the Nuveen Georgia Premium Income Municipal Fund (NPG). Tom, who has more than 16 years of experience as an investment professional at Nuveen, has managed NPG since 1998.

WHAT FACTORS AFFECTED THE ECONOMY VER THE PAST 12 MONTHS?
First, let's take a look at the national economy to gain some perspective on what's been happening in Georgia. The U.S. economy is now in its tenth year of uninterrupted expansion, the longest continuous economic expansion in the nation's history. Over the past 12 months, the rapid pace of this expansion has been of immense concern to the Federal Reserve, which watched carefully for any signs that the booming economy was about to trigger a resurgence of inflation. To pre-empt this threat, the Fed in June 1999 began a series of six short-term interest rate increases that eventually raised the federal funds rate by 1.75% to 6.50%, the highest level in almost a decade. As the Fed acted and then signaled its willingness to continue tightening, investor uncertainty grew, the equity markets became increasingly volatile, and bond prices declined as yields pushed higher. While many of the growth trends and the relatively benign inflation that have been the hallmarks of this expansion remain in place, we have recently seen some preliminary indications that the Fed's tightening strategy may be having the desired effect of slowing the economy. Investors continue to hope that the Fed proves to be right, successfully engineering a soft landing for the U.S. economy.

Georgia's robust economy, while projected to slow somewhat in the near term, is still expected to outpace the national economy, due to the growth of the Atlanta metropolitan area and the state's expanding export markets. As of the period covered by this report, Atlanta and the surrounding area accounted for almost 70% of the job creation and population growth in the state. Employment statewide has been growing at more than twice the national rate, with gains in the construction, financial services, and high-tech sectors. As of May 2000, the unemployment rate in Georgia was 3.5%, down from 3.7% in May 1999 and below the national average of 4.1%.

In one of the largest transactions to date in 2000, Hartsfield International Airport issued $1 billion in bonds, with proceeds to be used to fund construction of a new international terminal, new runway, and consolidated rental car facilities. In addition, the state's investment in port facilities in Savannah has enabled Georgia to compete with ports in Louisiana and Florida. Overall, Georgia has excellent debt policies, sound fiscal operations, and promising potential. This assessment is reflected in the Aaa/AAA/AAA credit ratings from the three major rating agencies.

HOW HAVE THESE EVENTS IMPACTED THE MUNICIPAL MARKET?
The cumulative effects of the economic events of the past 12 months were negative for the fixed-income markets, including municipal bonds. Once the Fed began its series of interest rate hikes, the rise in municipal yields accelerated. Over the 12 months ended May 2000, long-term municipal yields rose nationally almost 75 basis points, compared with a gain of about 20 points in 30-year Treasury yields. The Treasury market was affected during the period by the announcement that the U.S. Treasury would be buying back a substantial amount of U.S. Government debt and reduce additional new issuance of certain maturities. The possibility of decreased supply helped support Treasury bond prices. Municipals were unaffected by this repurchase policy and therefore were subject to the full effect of market forces. As a result, by the end of May 2000, long-term municipal yields nationally were 103% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.

During the first five months of 2000, new municipal issuance nationwide declined 24% from the level of the same period in 1999. New issuance in Georgia during this period totaled $1.82 billion, down 25% from 1999, in line with national figures. This decline continued the trend begun last year, as the rising interest rate environ ment deterred municipalities from issuing new bonds or refinancing old debt. Overall, the decline in supply helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds and, ultimately, on bond prices. Over the past 12 months, demand from individual investors provided some support for a municipal market experiencing a decline in demand from institutional investors, particularly mutual and money market funds.

WAS NPG'S DIVIDEND AFFECTED BY THIS ENVIRONMENT?
As of May 31, 2000, NPG had provided shareholders with 64 consecutive months of steady or increasing dividends. Good call protection within NPG's portfolio helped to maintain the dividend of this Fund by reducing some of the forced turnover that bond calls can generate. We will continue to actively manage the Fund in an effort to mitigate the longer-term effects of the bond call process, and we believe NPG's portfolio is well positioned to continue generating attractive income in the months ahead.

NPG is a leveraged Fund. Leverage can enhance the dividends paid to common shareholders, but the extent of the benefit is tied to some degree to the short-term rates the Fund pays its MuniPreferred(R) shareholders. As short-term rates rise, the income available for common shareholder dividends decreases. As noted, the Federal Reserve has raised short-term rates six times between June 1999 and May 2000, and these actions have had a corresponding effect on short-term municipal rates. This may begin to exert an influence on the Fund's common share dividends if short-rates remain at high recent levels.

OVERALL, HOW DID NPG PERFORM OVER THE PAST YEAR?
For the 12 months ended May 31, 2000, NPG produced a total return on net asset value (NAV) as shown in the accompanying table. For comparison purposes, the annual returns for the Lehman Brothers Municipal Bond Index1 and appropriate Lipper Peer Group2 are also presented.

                                                               LEHMAN
                                                                TOTAL    LIPPER
                        MARKET YIELD    TOTAL RETURN ON NAV    RETURN1  AVERAGE2
================================================================================
                                          1 YEAR                 1 YEAR   1 YEAR
                              TAXABLE-     ENDED      TAXABLE-    ENDED    ENDED
                  5/31/00  EQUIVALENT3   5/31/00   EQUIVALENT3  5/31/00  5/31/00
================================================================================
 NPG                 6.46%       9.94%    -5.87%      -2.79%     -0.86%   -6.34%
================================================================================

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for NPG in this report.

The relative underperformance of NPG's total return on NAV compared with the Lehman Brothers Municipal Bond Index can be attributed largely to the Fund's duration4, which measures the Fund's NAV volatility in reaction to interest rate movements. This is a leveraged Fund, and while leverage can enhance the dividends paid to common shareholders, it also has the effect of lengthening a Fund's duration. In addition, durations often are lengthened as we look to maintain call protection within a portfolio. As of May 31, 2000, NPG's duration was 14.39, compared with the unleveraged Lehman index's 7.46.

We believe that NPG's longer duration and good call protection should help to strengthen the relative stability of the Fund's common share dividends over the long term and also position the Fund to benefit from any market recovery in the future.

1 NPG's performance is compared with that of the national Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 NPG's total return is compared with the average annualized return of the 19 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvest ment of dividends.

3 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 35%, while the taxable-equivalent total return is based on the annualized total return as of the indicated date and the combined 35% federal and state income tax rate.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the Fund and there fore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

WHAT ABOUT NPG'S SHARE PRICE PERFORMANCE?
Over the past 12 months, the uncertainty of the economic environment, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. This lack of demand put pressure on the prices of many municipal bond investments, including NPG. As shown in the chart on the Performance Overview page for NPG, the Fund's share price declined over the past year. Since the decline in share price was greater than the decline in the Fund's NAV, NPG saw its premium (share price above NAV) move to a discount (share price below NAV) over the past 12 months. With the market price of this Fund now lower than the actual value of the bonds in the portfolio, shareholders may want to consider taking advantage of this opportunity to add to their holdings of NPG.

WHAT KEY STRATEGIES WERE USED TO MANAGE NPG DURING THE 12 MONTHS ENDED MAY 31, 2000?
The past 12 months represented a challenging period for all fixed-income investments. In addition, we believe the Fund's portfolio currently is well positioned. This, plus the tight supply of new issuance in the Georgia municipal market, meant that trading over the past six months was kept to a minimum. However, we did take advantage of several selected opportunities to provide additional diversification, to strengthen NPG's long-term dividend-paying capabilities, and to enhance tax efficiency by offsetting potential capital gains with capital losses.

We sold several bonds in demand by individual investors at attractive prices, including prerefunded bonds and bonds with short call dates, in order to reinvest in other issues with higher coupons or better call protection. We also continued to carefully watch the healthcare sector, which as been under considerable pressure from deregulation. In our opinion, this situation generated several opportunities to purchase bonds that carried very attractive prices relative to our estimation of their underlying value. This is an area where we rely on Nuveen Research for expert assessments, both on an industry and individual issuer level.

As of May 31, 2000, NPG offered excellent credit quality, with 82% of its assets invested in bonds rated AAA/U.S. guaranteed or AA. The remainder of the Fund was invested in bonds with an A rating. Although we continue to look for lower-rated securities as a way of adding higher yields to the portfolio, especially in light of the wider credit spreads of recent months, BBB and non-rated bonds are found infrequently in the Georgia market.

WHAT IS YOUR OUTLOOK FOR NPG?
Going forward, we plan to continue to look for opportunities to add incremental income to the portfolio by purchasing non-rated and lower-rated securities as they become available in the Georgia market. We will also continue to track the healthcare sector and - to some degree - the multifamily housing market. Many federally sponsored housing programs are currently undergoing changes, and we believe this is creating opportunities that the market has not yet recognized. In terms of bond calls, NPG currently offers excellent levels of call protection, with only 5% of its portfolio subject to calls between now and the end of 2001. We will continue to monitor bond call activity in an effort to take advantage of opportunities to add bonds that extend call protection.

Overall, we plan to focus on the same strategies that we have emphasized over the past year, including strengthening dividend-payment capabilities. We expect the market to continue to work its way through a period of uncertainty that may last beyond the fall elections. Opportunities do arise in these types of markets, and we believe we are ready to take advantage of developing situations. We believe NPG continues to be well positioned to provide attractive income and a measure of portfolio diversification that can be a valuable benefit to investors now and in the years ahead.

NPG

Nuveen Georgia Premium Income Municipal Fund

Performance
       OVERVIEW As of May 31, 2000


PORTFOLIO STATISTICS
===================================================
Inception Date                                5/93
---------------------------------------------------
Share Price                               $12 7/16
---------------------------------------------------
Net Asset Value                             $12.80
---------------------------------------------------
Market Yield                                 6.46%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.36%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.94%
---------------------------------------------------
Fund Net Assets ($000)                     $75,791
---------------------------------------------------
Average Effective Maturity (Years)           19.80
---------------------------------------------------
Leverage-Adjusted Duration                   14.39
===================================================


ANNUALIZED TOTAL RETURN
===================================================
                      ON SHARE PRICE        ON NAV
===================================================
1-Year                       -18.84%        -5.87%
---------------------------------------------------
5-Year                         7.39%         4.90%
---------------------------------------------------
Since Inception                2.85%         4.40%
===================================================


TAXABLE-EQUIVALENT TOTAL RETURN2
===================================================
                      ON SHARE PRICE        ON NAV
===================================================
1-Year                       -16.11%        -2.79%
---------------------------------------------------
5-Year                        10.54%         8.01%
---------------------------------------------------
Since Inception                5.87%         7.43%
---------------------------------------------------


TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
===================================================
Tax Obligation/Limited                         18%
---------------------------------------------------
Utilities                                      14%
---------------------------------------------------
Housing/Multifamily                            13%
---------------------------------------------------
U.S. Guaranteed                                12%
---------------------------------------------------
Education and Civic Organizations              10%
===================================================


bar chart:

1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE3
 6/99    0.67
 7/99    0.67
 8/99    0.67
 9/99    0.67
10/99    0.67
11/99    0.67
12/99    0.67
 1/00    0.67
 2/00    0.67
 3/00    0.67
 4/00    0.67
 5/00    0.67

line chart:
SHARE PRICE PERFORMANCE
6/4/99    16.13
          16.13
          16.19
          16.06
          16.19
          16.25
          16.25
          16.19
          16
          15.94
          15.31
          15.13
          15.31
          15.38
          14.88
          14.63
          14.56
          14.56
          14.19
          14.06
          14
          13.94
          13.63
          13.75
          13.63
          13.5
          13.38
          12.63
          12.69
          12.75
          12.56
          12.63
          12.81
          13.31
          13.19
          13
          13.06
          12.69
          12.38
          12.25
          12.25
          12.44
          12.56
          12.5
          12.5
          12.56
          12.63
          12.5
          12.5
          12.44
5/31/00   12.4375

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

Nuveen Maryland Premium Income Municipal Fund (NMY)

Portfolio Manager's
               COMMENTS

Portfolio manager Paul Brennan discusses the impact of the national and Maryland economy on the municipal market, recent fund performance, and the outlook for the Nuveen Maryland Premium Income Municipal Fund (NMY). Paul began his career as an investment professional at Flagship in 1991, joining Nuveen in 1997 following Nuveen's acquisition of Flagship. He has managed NMY since August 1999.

WHAT FACTORS AFFECTED THE ECONOMY OVER THE PAST 12 MONTHS?
To understand what's happening in the Maryland economy, we first need to take a look at the economy at the national level. While the growth trends and relatively benign inflation that have been the hallmarks of this country's decade-long economic expansion remain largely in place, robust consumer spending, tight labor markets, and rising commodity prices have kept the Federal Reserve on watch for the possibility that the pace of growth could eventually trigger a resurgence of inflation. In June 1999, all of this prompted the Fed to begin a series of six short-term interest rate increases that eventually pushed the fed funds rate up by 1.75% to 6.50%, the highest level in more than nine years. As the Fed continued to leave the door open for additional tightenings, investor uncertainty grew, the equity markets became increasingly volatile, and bond prices declined as yields moved higher. Recently, however, we have begun to see some preliminary signs that the Fed's tightenings are having the desired effect of slowing the economy. Investors continue to hope that the Fed is successful in counterbalancing some of the current pressures in the economy without jeopardizing the expansion, engineering a soft landing for the economy.

The Maryland economy continued to perform well, bolstered by the growing number of high-tech firms that are locating in the suburbs surrounding Washington, D.C., despite the high cost of doing business in the state. Maryland's well-educated workforce is a major factor in the state's employment growth, which continued to exceed the national average. In May 2000, unemploy ment in the state was 3.2%, down from 3.8% in May 1999 and below the national average of 4.1%. In the near term, a slowdown in federal cutbacks and increased government spending on defense and health sciences research, as well as developments in the aero space and distribution sectors, are expected to provide opportunities for continued economic growth.

From a sector perspective, healthcare providers in the state continue to face financial pressures. For example, Medstar Health, Inc., a leading provider in the Baltimore/Washington area, was downgraded by Fitch due to ongoing operating deficits and a proposed merger with a local medical center, which was expected to further strain Medstar's financial position. The state as a whole, however, continues to have an excellent credit rating, with Aaa/AAA/AAA ratings from the three major agencies.

HOW HAVE THESE EVENTS IMPACTED THE MUNICIPAL MARKET?
The cumulative effects of the economic events of the past 12 months were negative for the fixed-income markets, including municipal bonds. Once the Fed began its series of interest rate hikes, the rise in municipal yields accelerated. Over the 12 months ended May 2000, long-term municipal yields nationally rose almost 75 basis points, compared with a gain of about 20 points in 30-year Treasury yields. The Treasury market was affected during the period by the announcement that the U.S. Treasury would be buying back a substantial amount of U.S. Government debt and reduce additional new issuance of certain maturities. The possibility of decreased supply helped support Treasury bond prices. Municipals were unaffected by this repurchase policy and therefore were subject to the full effect of market forces. As a result, by the end of May 2000, long-term municipal yields nationally were 103% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.

During the first five months of 2000, new municipal issuance nationwide declined 24% from the January-May level of 1999. The decline in Maryland year-to-date was even sharper, with a total issuance of $670.6 million, down 33% from the same period in 1999. The problem of limited issuance in the state was amplified by the lack of breadth. A geographically small state, Maryland has relatively fewer political subdivisions and, therefore, relatively fewer borrowers. Most issuance is concentrated in a few large borrowers, including the state and state agencies such as the housing authority. This new issuance decline continued the trend begun last year, as the rising interest rate environment deterred municipalities from issuing new bonds or refinancing old debt. In addition, robust tax revenue collections have enabled many issuing entities to use more pay-as-you-go financing rather than use bonds to fund projects. Overall, the decline in supply helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds and, ultimately, on bond prices. Over the past 12 months, demand from individual investors provided some support for a municipal market experiencing a decline in demand from institutional investors, particularly mutual and money market funds.

WAS NMY'S DIVIDEND AFFECTED BY THIS ENVIRONMENT?
As of May 31, 2000, NMY had provided shareholders with 76 consecutive months of steady or increasing dividends.Good call protection within NMY's portfolio helped to maintain the dividend of this Fund by reducing some of the forced turnover that bond calls can generate. We continue to actively manage the Fund with an eye toward minimizing the long-term effects of the bond call process, and we believe NMY's portfolio is well positioned to continue generating attractive income in the months ahead.

NMY is a leveraged Fund. Leverage can enhance the dividends paid to common shareholders, but the extent of the benefit is tied to some degree to the short-term rates the Fund pays its MuniPreferred(R) shareholders. As short-term rates rise, the income available for common shareholder dividends decreases. As noted, the Federal Reserve has raised short-term rates six times between June 1999 and May 2000, and these actions have had a corresponding effect on short-term municipal rates. This may begin to exert an influence on the Fund's common share dividends if short-term rates remain at recent high levels.

OVERALL, HOW DID NMY PERFORM OVER THE PAST YEAR?
For the 12 months ended May 31, 2000, NMY produced a total return on net asset value (NAV) as shown in the accompanying table. For comparison purposes, the annual returns for the Lehman Brothers Municipal Bond Index1 and appropriate Lipper Peer Group2 are also presented.


                                                              LEHMAN
                                                               TOTAL    LIPPER
                        MARKET YIELD    TOTAL RETURN ON NAV   RETURN1  AVERAGE2
================================================================================
                                       1 YEAR                 1 YEAR    1 YEAR
                           TAXABLE-     ENDED      TAXABLE-    ENDED     ENDED
               5/31/00  EQUIVALENT3   5/31/00   EQUIVALENT3  5/31/00   5/31/00
================================================================================
NMY              5.89%      8.99%      -5.57%      -2.64%     -0.86%     -6.34%
================================================================================

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for NMY in this report.

The relative underperformance of NMY's total return on NAV compared with the national Lehman Brothers Municipal Bond Index can be attributed largely to the Fund's duration4, which is a measure of a fund's NAV volatility in reaction to interest rate movements. This is a leveraged Fund, and while leverage can enhance the dividends paid to common shareholders, it also has the effect of lengthening a Fund's duration. In addition, durations often are lengthened as we look to maintain call protection within a portfolio. As of May 31, 2000, NMY's duration was 14.21, compared with the unleveraged Lehman index's 7.46.

We continue to believe that NMY's longer duration and good call protection should help to strengthen the relative stability of the Fund's common share dividends over the long term and also position the Fund to benefit from any market recovery in the future.

WHAT ABOUT NMY'S SHARE PRICE PERFORMANCE?
Over the past 12 months, the uncertainty of the economic environment, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. This lack of demand put pressure on the prices of many municipal bond investments, including NMY. As shown in the chart on NMY's Performance Overview page, the Fund's share price declined over the past year. Because this decline was greater than the decline in the Fund's NAV, the premium




1 NMY's performance is compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 NMY's total return is compared with the average annualized return of the 19 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvest ment of dividends.

3 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 34.5%, while the taxable-equivalent total return is based on the annualized total return as of the indicated date and the combined 34.5% federal and state income tax rate.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the Fund and there fore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

(share price above NAV) on NMY narrowed over the past 12 months. In our opinion, the fact that NMY continued to trade at a premium despite the negative fixed-income environment illustrates the market's perception of the value of an investment in this Fund.

WHAT KEY STRATEGIES WERE USED TO MANAGE NMY DURING THE 12 MONTHS ENDED MAY 31, 2000?
The past 12 months represented a challenging period for all fixed-income investments. However, it also offered opportunities to provide additional diversification, strengthen NMY's long-term dividend-paying capabilities, and enhance tax efficiency by offsetting potential capital gains with capital losses. During the past year, we focused on taking advantage of these opportunities while continuing to manage the Fund toward its primary objective of providing dependable tax-free dividends over the long term.

Although the Maryland municipal market traditionally has limited supply, the relatively robust issuance seen during the fourth quarter of 1999 in advance of the Y2K transition enabled us to trade more actively, and we took advantage of this anomaly. We added bonds issued at county level from throughout the state, which enabled us to add diversification to the Fund. The higher interest rate environment of the past year also afforded us an opportunity to execute a series of trades that added bonds with high current yields to the portfolio while selling lower-yielding bonds that we had purchased in 1998 and early 1999. These recent purchases should help us maintain the income generated by NMY's port folio over time in order to support the Fund's dividend. We also have been selling bonds in demand by individual investors at attractive prices, including bonds with short call dates, and buying issues with longer maturities and/or extended call protection.

On the sector front, we continued to closely watch the healthcare sector, which has been under considerable pressure as hospitals adjust to deregulation and tighter federal reimbursement guidelines. Overall during the past 12 months, we lightened our exposure to this sector from 19% to 17%. However, we believe the healthcare situation can generate select opportunities to purchase bonds that carry what we consider to be very attractive prices relative to their underlying value. For example, we purchased Baa1 bonds issued by the University of Maryland Medical System, which has strong state support, both politically and financially. In addition to a financial commitment to operating and maintaining this hospital system, the state also contributed substantial funds toward the expansion of the hospital's facilities. We think this bodes well for this issue, despite the general problems in the sector. In fact, since our purchase, these bonds have increased in value.

This is another example of the value that can be added by an active bond manager with an established market presence. Nuveen's pre-issuance participation in meetings with the borrower and underwriters ensured that we would have access to purchasing the University of Maryland Medical System bonds, which were in great demand in the market. Our experienced Research team provided an additional advantage by supplying the background we needed to understand all important issues.

As of May 31, 2000, NMY offered excellent credit quality, with 77% of its assets invested in bonds rated AAA/U.S. guaranteed or AA. This was balanced by a 10% allocation of BBB/non-rated bonds that generally provided higher yields, especially as credit spreads widened in recent months.

WHAT IS YOUR OUTLOOK FOR NMY?
We believe the bonds we added to our portfolio during the fourth quarter of 1999 helped increase diversification and have the potential to further enhance the Fund's dividend-paying capabilities. NMY currently offers excellent levels of call protection, with only 2% of its portfolio subject to calls between now and the end of 2001. We will continue to monitor bond call activity in an effort to take advantage of opportunities to add bonds that extend call protection. Going forward, we plan to focus on the same strategies that we have emphasized over the past year, namely, improving diver sification, enhancing call protection, and strengthening dividend-payment capabilities.

The market should continue to work its way through a period of uncertainty that may last beyond the fall elections. Opportunities do arise in these types of markets, and we believe the Fund is well positioned to take advantage of any developing situations.

NMY

Nuveen Maryland Premium Income Municipal Fund

Performance
      OVERVIEW As of May 31, 2000


PORTFOLIO STATISTICS
===================================================
Inception Date                                3/93
---------------------------------------------------
Share Price                                $13 1/4
---------------------------------------------------
Net Asset Value                             $12.83
---------------------------------------------------
Market Yield                                 5.89%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.54%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.99%
---------------------------------------------------
Fund Net Assets ($000)                    $213,399
---------------------------------------------------
Average Effective Maturity (Years)           18.14
---------------------------------------------------
Leverage-Adjusted Duration                   14.21
===================================================


ANNUALIZED TOTAL RETURN
===================================================
                      ON SHARE PRICE        ON NAV
===================================================
1-Year                        -7.22%        -5.57%
---------------------------------------------------
5-Year                         7.28%         4.79%
---------------------------------------------------
Since Inception                3.73%         4.22%
===================================================


TAXABLE-EQUIVALENT TOTAL RETURN2
===================================================
                      ON SHARE PRICE        ON NAV
===================================================
1-Year                        -4.44%        -2.64%
---------------------------------------------------
5-Year                        10.29%         7.77%
---------------------------------------------------
Since Inception                6.63%         7.12%
---------------------------------------------------


TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
===================================================
Utilities                                      20%
---------------------------------------------------
Housing/Multifamily                            17%
---------------------------------------------------
Healthcare                                     17%
---------------------------------------------------
Tax Obligation/Limited                          9%
---------------------------------------------------
Tax Obligation/General                          8%
===================================================

Bar Chart:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE3
 6/99       0.065
 7/99       0.065
 8/99       0.065
 9/99       0.065
10/99       0.065
11/99       0.065
12/99       0.065
 1/00       0.065
 2/00       0.065
 3/00       0.065
 4/00       0.065
 5/00       0.065


Line Chart:
SHARE PRICE PERFORMANCE

6/4/99    15.06
          15.06
          15.25
          15
          15
          15.31
          15.38
          15.69
          15.69
          15.31
          14.69
          15
          14.88
          14.75
          14.25
          14.13
          14.19
          14.13
          13.94
          13.94
          14.13
          14.06
          13.63
          13.25
          13.06
          12.63
          11.88
          12.25
          12.13
          12.5
          12.25
          12.5
          12.75
          13.13
          13.25
          13.06
          12.88
          12.5
          12.25
          12.38
          12.44
          12.88
          12.88
          13.13
          12.88
          13.38
          13.5
          13.5
          13.25
          13.31
5/31/00   13.25

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

Nuveen North Carolina Premium Income Municipal Fund (NNC)

Portfolio Manager's
               COMMENTS

Portfolio manager Tom O'Shaughnessy talks about the economy and its impact on the municipal market and the performance of the Nuveen North Carolina Premium Income Municipal Fund (NNC). Tom, who has more than 16 years of experience as an investment professional at Nuveen, has managed NNC since 1998.


WHAT FACTORS AFFECTED THE ECONOMY OVER THE PAST 12 MONTHS?
First, let's take a look at the national economy to gain some perspective on what's been happening in North Carolina. The U.S. economy is now in its tenth year of uninterrupted expansion, the longest continuous economic expansion in the nation's history. Over the past 12 months, the rapid pace of this expansion has been of immense concern to the Federal Reserve, which watched carefully for any signs that the booming economy was about to trigger a resurgence of inflation. To pre-empt this threat, the Fed in June 1999 began a series of six short-term interest rate increases that eventually raised the federal funds rate by 1.75% to 6.50%, the highest level in almost a decade. As the Fed acted and then signaled its willingness to continue tightening, investor uncertainty grew, the equity markets became increasingly volatile, and bond prices declined as yields pushed higher. While many of the growth trends and the relatively benign inflation that have been the hallmarks of this expansion remain in place, we have recently seen some preliminary indications that the Fed's tightening strategy may be having the desired effect of slowing the economy. Investors continue to hope that the Fed proves to be right, successfully engineering a soft landing for the U.S. economy.

In the North Carolina economy, we have also seen some moderation in recent months, due mainly to job losses in the manufacturing and textile sectors and the continued expenditures associated with the clean-up from Hurricane Floyd. Overall, however, the job market in North Carolina continued to tighten, with a state unemployment level of 3.0% as of May 2000, down from 3.1% in May 1999 and below the national average of 4.1%. Recent gains in high-tech, financial services, retail, and construction jobs have contributed to the scarcity of skilled workers. Despite strong growth, however, per capita income levels in the state remained below national averages. The North Carolina economy is expected to remain among the fastest growing in the nation, and the state continued to enjoy excellent credit ratings (Aaa/AAA/AAA) from all three major rating agencies.

One important aspect of the credit situation in North Carolina is the unresolved debt load of North Carolina Eastern Municipal Power Agency and North Carolina Municipal Power Agency #1 (Catawba). The state's two major investor-owned utilities - Duke Energy and Carolina Power & Light - have agreed to assess their customers a statewide stranded cost charge, with the proceeds used to pay down the agencies' excessive debt. In return, however, the two utilities would expect the right to take over the agencies' assets. A commission established to study electricity deregulation options in the state is expected to reach a decision regarding this issue in the next few months.

HOW HAVE THESE EVENTS IMPACTED THE MUNICIPAL MARKET?
The cumulative effects of the economic events of the past 12 months were negative for the fixed-income markets, including municipal bonds. Once the Fed began its series of interest rate hikes, the rise in municipal yields accelerated. Over the 12 months ended May 2000, long-term municipal yields nationally rose almost 75 basis points, compared with a gain of about 20 points in 30-year Treasury yields. The Treasury market was affected during the period by the announcement that the U.S. Treasury would be buying back a substantial amount of U.S. Government debt and reduce additional new issuance of certain maturities. The possibility of decreased supply helped support Treasury bond prices. Municipals were unaffected by this repurchase policy and therefore were subject to the full effect of market forces. As a result, by the end of May 2000, long-term municipal yields nationally were 103% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.

During the first five months of 2000, new municipal issuance nationwide declined 24% from the same period of 1999. The decline in North Carolina issuance was even more severe, with a drop of 38% for this period. This continued the trend begun last year, as the rising interest rate environment deterred municipalities from issuing new bonds or refinancing old debt. Overall, the decline in supply helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds and, ultimately, on bond prices. Over the past 12 months, demand from individual investors provided some support for a municipal market experiencing a decline in demand from institutional investors, particularly mutual and money market funds.

WAS NNC'S DIVIDEND AFFECTED BY THIS ENVIRONMENT?
NNC announced a dividend increase in August 1999, and maintained that dividend through May 31, 2000, the ending date for the period covered by this report. However, on June 1, the Fund announced a dividend reduction, in large part because of rising short-term interest rates.

NNC is a leveraged fund. Leverage can enhance the dividends paid to common shareholders, but the extent of the benefit is tied to some degree to the short-term rates the Fund pays its MuniPreferred(R) shareholders. As short-term rates rise, the income available for common shareholder dividends decreases. As noted, the Federal Reserve has raised short-term rates six times between June 1999 and May 2000, and these actions have had a corresponding effect on short-term municipal rates. This may continue to exert an influence on the Fund's common share dividends in the future if short-rates remain at high recent levels.

OVERALL, HOW DID NNC PERFORM OVER THE PAST YEAR?
For the 12 months ended May 31, 2000, NNC produced a total return on net asset value (NAV) as shown in the accompanying table. For comparison purposes, the annual returns for the Lehman Brothers Municipal Bond Index1 and appropriate Lipper Peer Group2 are also presented.


                                                               LEHMAN
                                                                TOTAL    LIPPER
                        MARKET YIELD    TOTAL RETURN ON NAV   RETURN1  AVERAGE2
================================================================================
                                          1 YEAR                 1 YEAR   1 YEAR
                              TAXABLE-     ENDED      TAXABLE-    ENDED    ENDED
                  5/31/00  EQUIVALENT3   5/31/00   EQUIVALENT3  5/31/00  5/31/00
================================================================================
NNC                 5.92%       9.32%     -5.98%       -2.64%    -0.86%   -6.34%
================================================================================

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for NNC in this report.

The relative underperformance of NNC's total return on NAV compared with the Lehman Brothers Municipal Bond Index can be attributed largely to the Fund's duration4, which is a measure of a fund's NAV volatility in reaction to interest rate movements. This is a lever aged Fund, and while leverage can enhance the divi dends paid to common shareholders, it also has the effect of lengthening a Fund's duration. In addition, durations often are lengthened as we look to maintain call protection within a portfolio. As of May 31, 2000, NNC's duration was 14.81, compared with the unlever aged Lehman index's 7.46.

We believe that NNC's longer duration and good call protection should help to strengthen the relative stability of the Fund's common share dividends over the long term and also position the Fund to benefit from any market recovery.

WHAT ABOUT NNC'S SHARE PRICE PERFORMANCE?
Over the past 12 months, the uncertainty of the economic environment, coupled with investors' focus on equity



1 NNC's performance is compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 NNC's total return is compared with the average annualized return of the 19 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvest ment of dividends.

3 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's mar ket yield on the indicated date and a combined federal and state income tax rate of 36.5%, while the taxable-equivalent total return is based on the annu alized total return as of the indicated date and the combined 36.5% federal and state income tax rate.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the Fund and there fore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

market performance, tended to dampen interest in most fixed-income products. This lack of demand put pressure on the prices of many municipal bond investments, including NNC. As shown in the chart on the Fund's Performance Overview page, NNC's share price declined over the past year. Because the decline in share price was greater than the decline in the Fund's NAV, the pre mium (share price above NAV) on NNC narrowed over the past 12 months. In our opinion, the fact that NNC continued to trade at a premium despite the negative fixed-income environment illustrates the market's per ception of the value of an investment in this Fund.


WHAT KEY STRATEGIES WERE USED TO MANAGE NNC DURING THE 12 MONTHS ENDED MAY 31, 2000?
We believe the Fund's portfolio is well positioned. This, plus the extremely tight supply of new issuance in the North Carolina municipal market, meant that trading over the past six months was kept to a minimum. However, we did take advantage of selected opportuni ties to provide additional diversification, to strengthen NNC's long-term dividend-paying capabilities, and to enhance tax efficiency by offsetting potential capital gains with capital losses.

We sold several bonds in demand by individual investors at attractive prices, including prerefunded bonds and bonds with short call dates, in order to rein vest in bonds with higher coupons or more call protec tion. We also increased our allocation of BBB/non-rated bonds from 9% to 12% over the past year. These lower-rated bonds generally provided higher yields, especially as credit spreads widened in recent months. We believe our experienced Research team provided an advantage in the area of credit analysis, helping us identify attrac tive situations and supplying the background we needed to understand issuers. As of May 31, 2000, NNC still offered excellent credit quality, with 74% of its assets invested in bonds rated AAA/U.S. guaranteed or AA.

We continued to watch the healthcare and public power sectors of the North Carolina market very carefully. These areas have been under considerable pressure from deregulation, plus the specific problems of North Carolina Eastern Municipal Power Agency and North Carolina Municipal Power Agency #1 (Catawba) previously noted. In our opinion, these situations generated selected opportunities to purchase bonds that carried what we considered to be very attractive prices relative to their underlying value. This was another area where we rely on Nuveen Research for expert assessments, both on an industry and individual issuer level. Over the past year, we decreased our healthcare exposure from 19% to 15%, while increasing our allocation to utilities from 9% to 14%.

WHAT IS YOUR OUTLOOK FOR NNC?
Going forward, we plan to continue to look for opportunities to add incremental income to the portfolio by purchasing non-rated and lower-rated securities. We will also continue to closely track the healthcare and public power sectors. NNC currently offers good levels of call protection, with only 2% of its portfolio subject to calls between now and the end of 2001. We will continue to monitor bond call activity in an effort to take advantage of opportunities to add bonds that extend call protection.

Overall, we plan to focus on the same strategies that we have emphasized over the past year, including strengthening dividend-payment capabilities. We expect the market to continue to work its way through a period of uncertainty that may last beyond the fall elections. Opportunities do arise in these types of markets, and we believe we are ready to take advantage of developing situations. We believe NNC continues to be well positioned to provide attractive income and a measure of portfolio diversification that can be a valuable benefit to investors now and in the years ahead.

NNC

Nuveen North Carolina Premium Income Municipal Fund

Performance
     OVERVIEW As of May 31, 2000


PORTFOLIO STATISTICS
===================================================
Inception Date                                5/93
---------------------------------------------------
Share Price                              $13 11/16
---------------------------------------------------
Net Asset Value                             $12.62
---------------------------------------------------
Market Yield                                 5.92%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.58%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.32%
---------------------------------------------------
Fund Net Assets ($000)                    $125,967
---------------------------------------------------
Average Effective Maturity (Years)           19.83
---------------------------------------------------
Leverage-Adjusted Duration                   14.81
===================================================


ANNUALIZED TOTAL RETURN
===================================================
                      On Share Price        On NAV
===================================================
1-Year                        -7.76%        -5.98%
---------------------------------------------------
5-Year                         8.16%         4.88%
---------------------------------------------------
Since Inception                4.11%         4.09%
===================================================


TAXABLE-EQUIVALENT TOTAL RETURN2
===================================================
                      ON SHARE PRICE        ON NAV
===================================================
1-Year                        -4.73%        -2.64%
---------------------------------------------------
5-Year                        11.42%         8.23%
---------------------------------------------------
Since Inception                7.25%         7.32%
===================================================


TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
===================================================
Housing/Single-Family                          17%
---------------------------------------------------
Tax Obligation/Limited                         16%
---------------------------------------------------
Healthcare                                     15%
---------------------------------------------------
Utilities                                      14%
---------------------------------------------------
U.S. Guaranteed                                10%
===================================================

Bar Chart:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE3
  6/99    0.066
  7/99    0.066
  8/99    0.0675
  9/99    0.0675
 10/99    0.0675
 11/99    0.0675
 12/99    0.0675
  1/00    0.0675
  2/00    0.0675
  3/00    0.0675
  4/00    0.0675
  5/00    0.0675

Line chart:
SHARE PRICE PERFORMANCE
6/4/99    15.75
          15.5
          15.63
          15.69
          15.75
          15.81
          15.75
          15.63
          15.69
          15.88
          15.44
          15.5
          15.81
          15.69
          15.38
          15.06
          15.19
          15.06
          14.63
          14.5
          14.5
          14.56
          14.31
          14.25
          14.19
          14
          13.69
          13.44
          13.5
          13.56
          13.5
          13.44
          13.88
          14.31
          14.31
          14.19
          14.31
          14.38
          14.13
          13.69
          13.81
          14.06
          14.13
          14.06
          14
          14.13
          14
          14.06
          13.69
          13.75
5/31/00   13.6875
         Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 36.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

Nuveen Virginia Premium Income Municipal Fund (NPV)

Portfolio Manager's
              COMMENTS

Portfolio manager Paul Brennan looks at the economy, municipal market and fund performance, and the key strategies used to manage the Nuveen Virginia Premium Income Municipal Fund (NPV). Paul began his career as an investment professional at Flagship in 1991, and joined Nuveen in 1997 following Nuveen's acquisition of Flagship. He has managed NPV since August 1999.


WHAT FACTORS AFFECTED THE ECONOMY OVER THE PAST 12 MONTHS?
To understand what's happening in the Virginia economy, we first need to take a look at the economy at the national level. While the growth trends and relatively benign inflation that have been the hallmarks of this country's decade-long economic expansion remain largely in place, robust consumer spending, tight labor markets, and rising commodity prices have kept the Federal Reserve on guard for the possibility that the pace of growth could eventually trigger a resurgence of inflation. In June 1999, all of this prompted the Fed to begin a series of six short-term interest rate increases that eventually pushed the fed funds rate up by 1.75% to 6.50%, the highest level in more than nine years. As the Fed continued to leave the door open for additional tightenings, investor uncertainty grew, the equity markets became increasingly volatile, and bond prices declined as yields moved higher. Recently, however, we have begun to see some preliminary signs that the Fed's tightenings are having the desired effect of slowing the economy. Investors continue to hope that the Fed is successful in counter balancing some of the current pressures in the economy without jeopardizing the expansion, engineering a soft landing for the economy.

Virginia's economy continued to perform well, fueled by increases in federal defense spending and strong growth in the high-tech sector. These have served to offset the weakening of Virginia's textile and apparel sector, which has been hurt by low-cost foreign competition. In May 2000, unemployment in the common-wealth was 2.7%, down from 3.0% in May 1999 and below the national average of 4.1%. According to a study conducted by PricewaterhouseCoopers, the majority of Virginia's $740 million in venture capital funding in 1999 flowed into cities in northern Virginia. This resulted in a push to redistribute additional venture capital funds in the remainder of the commonwealth, specifically Roanoke, Hampton Roads, and Richmond. In the near term, the Virginia economy is expected to continue to benefit from increased federal spending as well as strong job growth in high-tech manufacturing and defense-related industries. All three of the major rating agencies have maintained Virginia's rating at Aaa/AAA/AAA.

HOW HAVE THESE EVENTS IMPACTED THE MUNICIPAL MARKET?
he cumulative effects of the economic events of the past 12 months were negative for the fixed-income markets, including municipal bonds. Once the Fed began its series of interest rate hikes, the rise in municipal yields accelerated. Over the 12 months ended May 2000, long-term municipal yields nationally rose almost 75 basis points, compared with a gain of about 20 points in 30-year Treasury yields. The Treasury market was affected during the period by the announcement that the U.S. Treasury would be buying back a substantial amount of U.S. Government debt and reduce additional new issuance of certain maturities. The possibility of decreased supply helped support Treasury bond prices. Municipals were unaffected by this repurchase policy and therefore were subject to the full effect of market forces. As a result, by the end of May 2000, long-term municipal yields nationally were 103% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.

During the first five months of 2000, new municipal issuance nationwide declined 24% from the level of the first five months of 1999. Issuance in Virginia for this period dropped 15%, with $1.26 billion in new municipal supply. This decline continued the trend begun last year, as the rising interest rate environment deterred municipalities from issuing new bonds or refinancing old debt. In addition, robust tax revenue collections have enabled many issuing entities to use more pay-as-you-go financing rather than use bonds to fund projects. Overall, the decline in supply helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds and, ultimately, on bond prices. Over the past 12 months, demand from individual investors provided some support for a municipal market experiencing a decline in demand from institutional investors, particularly mutual and money market funds.

WAS NPV'S DIVIDEND AFFECTED BY THIS ENVIRONMENT?
NPV raised its dividend in May 1999, and maintained that dividend through May 31, 2000, the ending date for the period covered by this report. However, on June 1 the Fund announced a dividend reduction, in large part because of rising short-term interest rates.

NPV is a leveraged fund. Leverage can enhance the dividends paid to common shareholders, but the extent of the benefit is tied to some degree to the short-term rates the Fund pays its MuniPreferred(R) shareholders. As short-term rates rise, the income available for common shareholder dividends decreases. As noted, the Federal Reserve has raised short-term rates six times between June 1999 and May 2000, and these actions have had a corresponding effect on short-term municipal rates. This may continue to exert an influence on the Fund's common share dividends in the future if short-rates remain at high recent levels.

OVERALL, HOW DID NPV PERFORM OVER THE PAST YEAR?
For the 12 months ended May 31, 2000, NPV produced a total return on net asset value (NAV) as shown in the accompanying table. For comparison purposes, the annual returns for the Lehman Brothers Municipal Bond Index1 and appropriate Lipper Peer Group2 are also presented.


                                                               LEHMAN
                                                                TOTAL    LIPPER
                        MARKET YIELD    TOTAL RETURN ON NAV   RETURN1  AVERAGE2
================================================================================
                                          1 YEAR                 1 YEAR   1 YEAR
                              TAXABLE-     ENDED      TAXABLE-    ENDED    ENDED
                  5/31/00  EQUIVALENT3   5/31/00   EQUIVALENT3  5/31/00  5/31/00
================================================================================
NPV                 5.89%       9.06%     -4.64%       -1.52%    -0.86%   -6.34%
================================================================================

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for NPV in this report.

The relative underperformance of NPV's total return on NAV compared with the Lehman Brothers Municipal Bond Index can be attributed largely to the Fund's duration4, which is a measure of a fund's NAV volatility in reaction to interest rate movements. This is a leveraged Fund, and while leverage can enhance the dividends paid to common shareholders, it also has the effect of lengthening a Fund's duration. In addition, durations often are lengthened as we look to maintain call protection within a portfolio. As of May 31, 2000, NPV's duration was 12.46, compared with the unleveraged Lehman index's 7.46.

We continue to believe that NPV's longer duration and increased call protection should help to strengthen the relative stability of the Fund's common share dividends over the long term and also position the Fund to benefit from any market recovery.

WHAT ABOUT NPV'S SHARE PRICE PERFORMANCE?
Over the past 12 months, the uncertainty of the economic environment, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. The lack of demand put pressure on the prices of many municipal bond investments, including NPV. As shown in the chart on NPV's Performance Overview page, NPV's share price declined over the past year. Because this decline was greater than the decline in the Fund's NAV, the premium (share




1 NPV's performance is compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 NPV's total return is compared with the average annualized return of the 19 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvest ment of dividends.

3 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's mar ket yield on the indicated date and a combined federal and state income tax rate of 35%, while the taxable-equivalent total return is based on the annualized total return as of the indi cated date and the combined 35% federal and state income tax rate.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the Fund and there fore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

price above NAV) on NPV narrowed over the past 12 months. In our opinion, the fact that NPV continued to trade at a premium despite the negative fixed-income environment illustrates the market's perception of the value of an investment in this Fund.

WHAT KEY STRATEGIES WERE USED TO MANAGE NPV DURING THE 12 MONTHS ENDED MAY 31, 2000?
The past 12 months represented a challenging period for all fixed-income investments. However, it also offered opportunities to provide additional diversification, extend call protection, strengthen NPV's long-term dividend-paying capabilities, and enhance tax efficiency by offsetting potential capital gains with capital losses. During the past year, we focused on taking advantage of these opportunities while continuing to manage the Fund toward its primary objective of providing dependable tax-free dividends over the long term.

The robust issuance seen in the Virginia municipal market during the fourth quarter of 1999 in advance of the Y2K transition enabled us to trade more actively, and we took advantage of this opportunity to add diversification to the Fund. One of the additions was a non-rated issue that is providing financing for the construction of an on-campus student dormitory at one of the state's private colleges. The situation is unique in that the bonds will be repaid from the operation of the dorm, rather than by the college itself. Because of our relationship with the underwriters and local dealers, Nuveen was involved in this issue from the beginning, helping to structure the deal with attractive yields, excellent call protection, and terms that should be beneficial to our shareholders. Other new additions to the portfolio include bonds issued by the Richmond convention center and by the city of Hampton.

The higher interest rate environment of the past year also afforded us an opportunity to execute a series of trades that added bonds with high current yields to the portfolio while selling lower-yielding bonds that we had purchased in 1998 and early 1999. These recent purchases should help us increase the income generated by NPV's portfolio to support the Fund's dividend. We also sold several bonds in demand by individual investors at attractive prices, including bonds with short call dates, and bought issues with longer maturities and/or extended call protection.

On the sector front, we continued to closely watch the healthcare sector, which has been under considerable pressure as hospitals adjust to deregulation and tighter federal reimbursement guidelines. Over the past 12 months, we lightened our exposure to this sector from 14% to 10%.

As of May 31, 2000, NPV offered excellent credit quality, with 72% of its assets invested in bonds rated AAA/U.S. guaranteed or AA. This was balanced by a 12% allocation of BBB/non-rated bonds that generally provided higher yields, especially as credit spreads widened in recent months.

WHAT IS YOUR OUTLOOK FOR NPV?
We believe the bonds we added to our portfolio during the fourth quarter of 1999 added diversification and have the potential to strengthen the Fund's dividend-paying capabilities over time. NPV currently offers excellent levels of call protection, with only 8% of its portfolio subject to calls between now and the end of 2001. We will continue to monitor bond call activity in an effort to take advantage of opportunities to add bonds that extend call protection. Going forward, we plan to focus on the same strategies that we have emphasized over the past year, namely, improving diver sification, enhancing call protection, and strengthening dividend-payment capabilities.

The market should continue to work its way through a period of uncertainty that may last beyond the fall elections. Opportunities do arise in these types of markets, and we believe the Fund is well positioned to take advantage of any developing situations.

NPV

Nuveen Virginia Premium Income Municipal Fund

Performance
          OVERVIEW As of May 31, 2000


PORTFOLIO STATISTICS
===================================================
Inception Date                                3/93
---------------------------------------------------
Share Price                                $14 1/4
---------------------------------------------------
Net Asset Value                             $13.36
---------------------------------------------------
Market Yield                                 5.89%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.54%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.06%
---------------------------------------------------
Fund Net Assets ($000)                    $179,560
---------------------------------------------------
Average Effective Maturity (Years)           17.15
---------------------------------------------------
Leverage-Adjusted Duration                   12.46
===================================================


ANNUALIZED TOTAL RETURN
===================================================
                      ON SHARE PRICE        ON NAV
===================================================

1-Year                        -6.02%        -4.64%
---------------------------------------------------
5-Year                         7.86%         5.51%
---------------------------------------------------
Since Inception                4.88%         5.09%
===================================================


TAXABLE-EQUIVALENT TOTAL RETURN2
===================================================
                      ON SHARE PRICE        ON NAV
===================================================
1-Year                        -3.13%        -1.52%
---------------------------------------------------
5-Year                        10.96%         8.70%
---------------------------------------------------
Since Inception                7.90%         8.21%
===================================================


TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
===================================================
U.S. Guaranteed                                23%
---------------------------------------------------
Water and Sewer                                10%
---------------------------------------------------
Healthcare                                     10%
---------------------------------------------------
Utilities                                      10%
---------------------------------------------------
Tax Obligation/Limited                          8%
===================================================

Bar Chart:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE3
 6/99     0.07
 7/99     0.07
 8/99     0.07
 9/99     0.07
10/99     0.07
11/99     0.07
12/99     0.07
 1/00     0.07
 2/00     0.07
 3/00     0.07
 4/00     0.07
 5/00     0.07

Line Chart:
SHARE PRICE PERFORMANCE
6/4/99    16
          15.94
          15.88
          15.56
          15.75
          16.19
          16.69
          17
          16.69
          16.31
          16.13
          16.13
          16.31
          16.31
          15.94
          15.5
          15.25
          15.38
          15.25
          15
          14.88
          14.94
          14.63
          14.56
          14.38
          14.13
          13.19
          12.88
          12.63
          13
          13
          12.94
          13.31
          13.44
          14.19
          14.38
          14.13
          14.06
          13.81
          13.88
          13.63
          13.88
          14.06
          14.19
          14
          14.06
          14.06
          13.88
          13.88
          14.19
          14.25
         Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

Shareholder
           MEETING REPORT

The Shareholder Meeting was held November 18, 1999 in Chicago at Nuveen's headquarters.


                                                        NPG                                       NMY
--------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:

                                                           Preferred                          Preferred       Preferred
                                            Common            Shares            Common           Shares          Shares
                                            Shares         Series-TH            Shares         Series-W       Series-TH
==========================================================================================================================
Robert P. Bremner
   For                                   3,499,377             1,047         9,578,953            1,396           1,760
   Withhold                                 53,136                16           114,207                7           --
--------------------------------------------------------------------------------------------------------------------------
   Total                                 3,552,513             1,063         9,693,160            1,403           1,760
==========================================================================================================================
Lawrence H. Brown
   For                                   3,499,377             1,047         9,587,554            1,396           1,760
   Withhold                                 53,136                16           105,606                7              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                 3,552,513             1,063         9,693,160            1,403           1,760
==========================================================================================================================
 Anne E. Impellizzeri
   For                                   3,499,377             1,047         9,584,144            1,396           1,760
   Withhold                                 53,136                16           109,016                7              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                 3,552,513             1,063         9,693,160            1,403           1,760
==========================================================================================================================
 Peter R. Sawers
   For                                   3,499,377             1,047         9,590,378            1,396           1,760
   Withhold                                 53,136                16           102,782                7              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                 3,552,513             1,063         9,693,160            1,403           1,760
==========================================================================================================================
Judith M. Stockdale
   For                                   3,495,077             1,047         9,585,465            1,396           1,760
   Withhold                                 57,436                16           107,695                7              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                 3,552,513             1,063         9,693,160            1,403           1,760
==========================================================================================================================
William J. Schneider
   For                                        --               1,047               --             1,396           1,760
   Withhold                                   --                  16               --                 7              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                      --               1,063               --             1,403           1,760
==========================================================================================================================
Timothy R. Schwertfeger
   For                                        --               1,047               --             1,396           1,760
   Withhold                                   --                  16               --                 7              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                      --               1,063               --             1,403           1,760
==========================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                   3,501,245             1,058         9,584,721            1,403           1,760
   Against                                   9,628                --            48,594               --              --
   Abstain                                  41,640                 5            59,845               --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                 3,552,513             1,063         9,693,160            1,403           1,760
==========================================================================================================================

        The Shareholder Meeting was held November 18, 1999 in Chicago at Nuveen's headquarters.



                                                 NNC                                       NPV
--------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:
                                                           Preferred                          Preferred       Preferred
                                            Common            Shares            Common           Shares          Shares
                                            Shares         Series-TH            Shares         Series-T       Series-TH
==========================================================================================================================
Robert P. Bremner
   For                                   5,855,742             1,762         7,861,921              817           1,678
   Withhold                                 57,368                27            73,171               11               2
--------------------------------------------------------------------------------------------------------------------------
   Total                                 5,913,110             1,789         7,935,092              828           1,680
==========================================================================================================================
Lawrence H. Brown
   For                                   5,851,972             1,762         7,861,281              817           1,678
   Withhold                                 61,138                27            73,811               11               2
--------------------------------------------------------------------------------------------------------------------------
   Total                                 5,913,110             1,789         7,935,092              828           1,680
==========================================================================================================================
 Anne E. Impellizzeri
   For                                   5,851,972             1,762         7,857,921              817           1,678
   Withhold                                 61,138                27            77,171               11               2
--------------------------------------------------------------------------------------------------------------------------
   Total                                 5,913,110             1,789         7,935,092              828           1,680
==========================================================================================================================
 Peter R. Sawers
   For                                   5,855,742             1,762         7,861,101              817           1,678
   Withhold                                 57,368                27            73,991               11               2
--------------------------------------------------------------------------------------------------------------------------
   Total                                 5,913,110             1,789         7,935,092              828           1,680
==========================================================================================================================
Judith M. Stockdale
   For                                   5,850,472             1,762         7,861,654              817           1,678
   Withhold                                 62,638                27            73,438               11               2
--------------------------------------------------------------------------------------------------------------------------
   Total                                 5,913,110             1,789         7,935,092              828           1,680
==========================================================================================================================
William J. Schneider
   For                                          --             1,762             --                 817           1,678
   Withhold                                     --                27             --                  11               2
--------------------------------------------------------------------------------------------------------------------------
   Total                                        --             1,789             --                 828           1,680
==========================================================================================================================
Timothy R. Schwertfeger
   For                                          --              1,762            --                 817           1,678
   Withhold                                     --                27             --                  11               2
--------------------------------------------------------------------------------------------------------------------------
   Total                                        --             1,789             --                 828           1,680
==========================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                   5,859,025             1,761         7,835,801              814           1,673
   Against                                  19,935                 2            37,861               14               6
   Abstain                                  34,150                26            61,430               --               1
--------------------------------------------------------------------------------------------------------------------------
   Total                                 5,913,110             1,789         7,935,092              828           1,680
==========================================================================================================================

Report of
      INDEPENDENT AUDITORS



THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Georgia Premium Income Municipal Fund, Nuveen Maryland Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund and Nuveen Virginia Premium Income Municipal Fund as of May 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Georgia Premium Income Municipal Fund, Nuveen Maryland Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund and Nuveen Virginia Premium Income Municipal Fund at May 31, 2000, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


/S/ Ernst & Young LLP

Chicago, Illinois
July 20, 2000

Nuveen Georgia Premium Income Municipal Fund (NPG)

Portfolio of
           INVESTMENTS May 31, 2000



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.9%

$       3,000   Albany Dougherty Payroll Development Authority, Solid Waste                5/08 at 101         AA      $   2,542,410
                 Disposal Revenue Bonds (The Procter & Gamble Paper Products
                 Company Project), 1998 Series, 5.300%, 5/15/26
                 (Alternative Minimum Tax)

        2,000   Development Authority of Cartersville, Sewage Facilities Refunding         5/07 at 101         A+          1,956,040
                 Revenue Bonds (Anheuser-Busch Project), Series 1997, 6.125%,
                 5/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.3%

                Urban Residential Finance Authority of the City of Atlanta,
                Dormitory Facility Refunding Revenue Bonds (Morehouse College
                Project), Series 1995:
        1,210    5.750%, 12/01/20                                                          12/05 at 102        AAA         1,186,466
        1,375    5.750%, 12/01/25                                                          12/05 at 102        AAA         1,331,261

        1,555   Development Authority of DeKalb County, Revenue Bonds                      10/04 at 102        Aa1         1,581,435
                (Emory University Project), Series 1994-A, 6.000%, 10/01/14

        2,650   Private Colleges and Universities Authority, Student Housing                6/09 at 102        A           2,217,494
                 Revenue Bonds (Mercer Housing Corporation Project), Tax-Exempt
                 Series 1999A, 5.375%, 6/01/31

        1,550   Private Colleges and Universities Authority, Revenue Bonds                  6/03 at 102        AA          1,475,213
                (Agnes Scott College Project), Series 1993, 5.625%, 6/01/23

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.2%

        3,000   Hospital Authority of Albany-Dougherty County, Revenue Bonds               9/03 at 102         AAA         2,966,760
                 (Phoebe Putney Memorial Hospital), Series 1993, 5.700%, 9/01/13

        1,965   The Hospital Authority of Hall County and the City of Gaines-              10/05 at 102        AAA         1,928,451
                 ville, Revenue Anticipation Certificates (Northeast Georgia
                 Healthcare Project), Series 1995, 6.000%, 10/01/25

        3,000   The Glynn-Brunswick Memorial Hospital Authority, Revenue Antici-           8/06 at 102         AAA         2,866,560
                 pation Certificates (Southeast Georgia Health Systems Project),
                 Series 1996, 5.250%, 8/01/13

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 13.0%

        1,145   Housing Authority of Clayton County, Multifamily Housing Revenue           12/05 at 102        AAA         1,094,815
                 Bonds, Series 1995 (The Advantages Project), 5.800%, 12/01/20

        3,400   Housing Authority of the County of DeKalb, Multifamily Housing             1/05 at 102         AAA         3,549,804
                 Revenue Bonds (The Lakes at Indian Creek Apartments Project),
                 Series 1994, 7.150%, 1/01/25 (Alternative Minimum Tax)

          970   Housing Authority of the City of Decatur, Mortgage Revenue                 7/02 at 102         AAA           984,492
                 Refunding Bonds, Series 1992A (FHA- Insured Mortgage Loan -
                 Park Trace Apartments, Section 8 Assisted Project),
                 6.450%, 7/01/25

        3,000   Macon-Bibb County Urban Development Authority, Multifamily Housing         1/04 at 103         AAA         2,752,890
                 Refunding Revenue Bonds, Series 1997A, 5.550%, 1/01/24

        1,500   Housing Authority of the City of Marietta, Multifamily Housing             10/06 at 102        AAA         1,469,220
                 Revenue Bonds (GNMA  Collateralized - Country Oaks Apartments),
                 Series 1996, 6.150%, 10/20/26 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.0%

          345   Housing Authority of Fulton County, Single Family Mortgage                 3/05 at 102         AAA           348,885
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 Series 1995A, 6.550%, 3/01/18 (Alternative Minimum Tax)

        2,995   Georgia Housing and Finance Authority, Single Family Mortgage              6/04 at 102         AAA         3,034,983
                 Bonds, 1994 Series A (FHA-Insured or VA Guaranteed Mortgage
                 Loans), 6.500%, 12/01/17 (Alternative Minimum Tax)

          420   Georgia Housing and Finance Authority, Single Family Mortgage              6/06 at 102         AAA           422,344
                 Bonds, 1996 Series A, Subseries A-2, 6.450%, 12/01/27
                 (Alternative Minimum Tax)



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 7.5%

$       2,500   Forsyth County School District, General Obligation Bonds,                  2/10 at 102         Aa2     $   2,456,300
                 Series 1999, 5.750%, 2/01/19

        3,500   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996,             7/06 at 101 1/2     A           3,200,960
                 5.400%, 7/01/25

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 17.8%

        1,000   Downtown Development Authority of the City of Atlanta,                     10/02 at 102        AA          1,032,560
                 Refunding Revenue Bonds (Underground Atlanta Project),
                 Series 1992, 6.250%, 10/01/12

        3,000   Solid Waste Management Authority of the City of Atlanta, Revenue           12/06 at 100        AA          2,711,760
                 Bonds (Landfill Closure Project), Series 1996, 5.250%, 12/01/21

        4,000   The Hospital Authority of Clarke County, Hospital Revenue Certif-          1/09 at 101         AAA         3,477,120
                 icates (Athens Regional Medical Center Project), Series 1999,
                 5.250%, 1/01/29

        3,000   Cobb-Marietta Coliseum and Exhibit Hall Authority, Revenue                 10/19 at 100        AAA         2,899,860
                 Refunding Bonds, Series 1993, 5.625%, 10/01/26

        2,000   The Fulton-DeKalb Hospital Authority, Revenue Refunding Certifi-           7/03 at 102         AAA         1,873,560
                 cates, Series 1993, 5.500%, 1/01/20

        1,000   Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue            No Opt. Call        AAA         1,047,440
                 Bonds, Refunding Series P, 6.250%, 7/01/20

          500   Puerto Rico Highway and Transportation Authority, Highway Revenue          7/03 at 101 1/2     A             454,100
                 Bonds (Series W), 5.250%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.5%

        1,500   City of Atlanta, Airport Facilities Revenue Bonds, Series 1990,            1/01 at 102         AAA         1,543,185
                 6.250%, 1/01/21 (Alternative Minimum Tax)

        1,000   City of Atlanta, Airport Facilities Revenue Refunding Bonds,               No Opt. Call        AAA         1,072,930
                 Series 1994A, 6.500%, 1/01/09

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 12.4%

        3,115   City of Albany, Sewerage System Revenue Bonds, Series 1992,                7/02 at 102         AAA         3,274,145
                 6.625%, 7/01/17 (Pre-refunded to 7/01/02)

          500   City of Atlanta, General Obligation Public Improvement Bonds,              12/04 at 102        AA***         527,130
                 Series 1994A,  6.100%, 12/01/19 (Pre-refunded to 12/01/04)

        3,450   City of Atlanta, Water and Sewerage Revenue Bonds, Series 1993,            1/04 at 100         AAA         3,499,127
                 5.000%, 1/01/15 (Pre-refunded to 1/01/04)

        2,000   Fulco Hospital Authority, Revenue Anticipation Certificates                9/02 at 102         Baa1***     2,088,420
                 (Georgia Baptist Health Care System Project), Series 1992A,
                 6.375%, 9/01/22 (Pre-refunded to 9/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.8%

        4,500   Development Authority of Burke County, Pollution Control Revenue           5/04 at 102         A           3,824,100
                 Bonds (Georgia Power Company - Vogtle Plant Project),
                 Third Series 1999, 5.450%, 5/01/34 (Alternative Minimum Tax)

        1,900   Municipal Electric Authority of Georgia, General Power Revenue             1/03 at 100         AAA         1,798,540
                 Bonds, Series 1992B, 5.500%, 1/01/18

        1,000   Municipal Electric Authority of Georgia, Power Revenue Bonds,              No Opt. Call        AAA           965,670
                 Series Z, 5.500%, 1/01/20

        1,750   Municipal Electric Authority of Georgia, Project One Special               No Opt. Call        A           1,837,587
                 Obligation Bonds, Fifth Crossover Series, 6.400%, 1/01/09

        2,000   Development Authority of Monroe County, Pollution Control                  9/00 at 101         AA-         2,002,720
                 Revenue Bonds (Gulf Power Company - Plant Scherer Project),
                 First Series 1994, 6.300%, 9/01/24


Nuveen Georgia Premium Income Municipal Fund (NPG) (continued)

Portfolio of INVESTMENTS May 31, 2000


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 1.3%

$       1,000   City of Milledgeville, Water and Sewerage Revenue and Refunding            No Opt. Call       AAA     $   1,015,150
                 Bonds, Series 1996, 6.000%, 12/01/21
------------------------------------------------------------------------------------------------------------------------------------
$      79,295   Total Investments (cost $76,923,675) - 100.7%                                                             76,311,887
================--------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.7)%                                                                     (521,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  75,790,887
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.

Nuveen Maryland Premium Income Municipal Fund (NMY)

Portfolio of
           INVESTMENTS May 31, 2000



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.8%

$       1,000   Maryland Economic Development Corporation, Student Housing                 6/09 at 102         Baa3      $   933,010
                 Revenue Bonds (Collegiate Housing Foundation - Salisbury
                 Project), Series 1999A, 6.000%, 6/01/19

        1,500   Maryland Economic Development Corporation, Student Housing Revenue         6/09 at 102         Baa3        1,322,145
                 Bonds (Collegiate Housing Foundation - University Courtyard
                 Project), Series 1999A, 5.750%, 6/01/24

        1,500   Maryland Health and Higher Educational Facilities Authority,               10/09 at 101        A           1,240,545
                 Revenue Bonds, Loyola College Issue, Series 1999,
                 5.000%, 10/01/39

        1,000   Maryland Health and Higher Educational Facilities Authority,               7/09 at 101         AA            988,780
                 Revenue Bonds, The Johns Hopkins University Issue, Series 1999,
                 6.000%, 7/01/39

                Maryland Health and Higher Educational Facilities Authority,
                Refunding Revenue Bonds, Johns Hopkins University Issue, Series
                1997:

        1,000    5.625%, 7/01/17                                                           7/07 at 102         AA            977,430
        1,500    5.625%, 7/01/27                                                           7/07 at 102         AA          1,421,235

        9,445   Morgan State University, Academic Fees and Auxiliary Facilities            No Opt. Call        AAA         9,806,555
                 Fees, Revenue Refunding Bonds, 1993 Series, 6.100%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 16.2%

                City of Gaithersburg, Hospital Facilities Refunding and
                Improvement Revenue Bonds (Shady Grove Adventist Hospital),
                Series 1995:
        2,550    6.500%, 9/01/12                                                           No Opt. Call        AAA         2,764,175
        3,765    5.500%, 9/01/15                                                           9/05 at 102         AAA         3,631,041

        1,900   Maryland Economic Development Corporation (Health and Mental               4/11 at 102         N/R         1,692,254
                 Hygiene Providers Facilities Acquisition Program), Revenue Bonds,
                 Series 1996A, 7.625%, 4/01/21

        2,000   Maryland Health and Higher Educational Facilities Authority,               6/09 at 101         A           1,780,340
                 Kaiser Permanente Revenue Bonds, 1998 Series A, 5.375%, 7/01/15

          750   Maryland Health and Higher Educational Facilities Authority,               7/10 at 101         Baa1          737,618
                 Revenue Bonds, University of Maryland Medical System Issue,
                 Series 2000, 6.750%, 7/01/30

        1,855   Maryland Health and Higher Educational Facilities Authority,               7/03 at 102         AAA         1,727,395
                 Refunding Revenue Bonds, Francis Scott Key Medical Center Issue,
                 Series 1993, 5.000%, 7/01/13

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, Johns Hopkins Medicine, Howard County General
                Hospital Acquisition Issue, Series 1998:
        1,000    5.000%, 7/01/19                                                           7/08 at 101         AAA           882,560
        1,250    5.000%, 7/01/29                                                           7/08 at 101         AAA         1,064,538

        2,350   Maryland Health and Higher Educational Facilities Authority,               7/03 at 102         AAA         2,320,790
                 Project and Refunding Revenue Bonds, Sinai Hospital of Baltimore
                 Issue, Series 1993, 5.500%, 7/01/13

        6,500   Maryland Health and Higher Educational Facilities Authority,               7/08 at 101         AAA         5,669,365
                 Revenue Bonds, Anne Arundel Medical Center Issue,
                 Series 1998, 5.125%, 7/01/28

        4,000   Maryland Health and Higher Educational Facilities Authority,               1/08 at 101         Aaa         3,420,040
                 Revenue Bonds Upper Chesapeake Hospitals Issue,
                 Series 1998A, 5.125%, 1/01/38

        1,670   Maryland Health and Higher Educational Facilities Authority,               7/08 at 101         A3          1,331,157
                 Hospital Refunding and Revenue Bonds, Union Hospital of Cecil
                 County Issue, Series 1998, 5.100%, 7/01/22

                Prince Georges County, Project and Refunding Revenue Bonds
                (Dimensions Health Corporation Issue), Series 1994:
          825    5.000%, 7/01/05                                                           7/04 at 102         Baa1          716,166
        3,080    5.375%, 7/01/14                                                           7/04 at 102         Baa1        2,419,094
        6,000    5.300%, 7/01/24                                                           7/04 at 102         Baa1        4,280,760




Nuveen Maryland Premium Income Municipal Fund (NMY) (continued)

Portfolio of INVESTMENTS May 31, 2000

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 16.4%

$       4,000   Anne Arundel County, Multifamily Housing Revenue Bonds                     No Opt. Call        BBB     $   4,173,000
                 (Woodside Apartments Project), Series 1994, 7.450%, 12/01/24
                 (Alternative Minimum Tax) (Mandatory put 12/01/03)

        1,795   County Commissioners of Charles County, Mortgage Revenue                   5/05 at 102         AAA         1,807,296
                 Refunding Bonds, Series 1995A (Holly Station IV Townhouses
                 Project - FHA-Insured Mortgage Loan), 6.450%, 5/01/26

                Howard County, Mortgage Revenue Refunding Bonds, Series 1996A
                (FHA-Insured Mortgage Loan - Normandy Woods III Apartments
                Project):
          700    6.000%, 7/01/17                                                           7/06 at 102         AAA           691,859
        2,000    6.100%, 7/01/25                                                           7/06 at 102         AAA         1,957,160

          620   Community Development Administration, Maryland Department of               5/02 at 102         Aa2           632,834
                 Housing and Community Development, Multifamily Housing Revenue
                 Bonds (Insured Mortgage Loans), 1992 Series A, 6.850%, 5/15/33
                 (Alternative Minimum Tax)

        1,150   Community Development Administration, Maryland Department of               5/03 at 102         Aa2         1,176,922
                 Housing and Community Development, Multifamily Housing Revenue
                 Bonds (Insured Mortgage Loans), 1993 Series B, 6.625%, 5/15/23

        2,500   Community Development Administration, Maryland Department of               1/09 at 101         Aa2         2,131,575
                 Housing and Community Development, Housing Revenue Bonds,
                 1999 Series A, 5.350%, 7/01/41 (Alternative Minimum Tax)

          880   Community Development Administration, Maryland Department of               1/10 at 100         Aa2           879,938
                 Housing and Community Development, Housing Revenue Bonds,
                 1999 Series B, 6.250%, 7/01/32 (Alternative Minimum Tax)

        3,075   Community Development Administration, Maryland Department of               5/03 at 102         Aa          3,032,811
                 Housing and Community Development, Multifamily Housing Revenue
                 Bonds (Insured Mortgage Loans), 1993 Series D, 6.050%, 5/15/24

        2,000   Housing Opportunities Commission of Montgomery County, Multifamily         7/05 at 102         Aa2         1,955,020
                 Housing Revenue Bonds, 1995 Series A, 5.900%, 7/01/15

        1,500   Housing Opportunities Commission of Montgomery County, Multifamily         7/06 at 102         Aaa         1,427,235
                 Housing Revenue Bonds, 1996 Series B, 5.900%, 7/01/26

        3,830   Housing Opportunities Commission of Montgomery County, Multifamily         7/08 at 101         Aaa         3,329,113
                 Housing Development Bonds, 1998 Series A, 5.200%, 7/01/30

        1,000   Housing Authority of Prince Georges County, Mortgage Revenue               1/03 at 102         AAA         1,012,280
                 Refunding Bonds, Series 1993A (GNMA Collateralized - Stevenson
                 Apartments Project), 6.350%, 7/20/20

                Housing Authority of Prince Georges County, Mortgage Revenue
                Refunding Bonds, Series 1993A (Cherry Hill Apartments Project):
        1,090    5.900%, 9/20/10                                                           9/03 at 102         AAA         1,095,788
        1,930    6.000%, 9/20/15                                                           9/03 at 102         AAA         1,905,103

        1,500   Housing Authority of Prince Georges County, Mortgage Revenue               12/04 at 102        AAA         1,552,035
                 Refunding Bonds, Series 1995A (GNMA Collateralized - Riverview
                 Terrace Apartments Project), 6.700%, 6/20/20

                Housing Authority of Prince Georges County, Mortgage Revenue
                Refunding Bonds, Series 1995A (GNMA Collateralized - Overlook
                Apartments Project):
        2,000    5.700%, 12/20/15                                                          12/05 at 102        AAA         1,914,480
        1,670    5.750%, 12/20/19                                                          12/05 at 102        AAA         1,574,643

        1,000   Housing Authority of Prince Georges County, Mortgage Revenue               11/00 at 100        AAA           967,920
                 Refunding Bonds (Collateralized Foxglenn Apartments Project),
                 Series 1998A, 5.450%, 11/20/14 (Alternative Minimum Tax)

          540   Housing Authority of Prince Georges County, Mortgage Revenue               9/09 at 102         AAA           518,821
                 Bonds, Series 1999 (GNMA Collateralized - University Landing
                 at Langley Apartments Project), 6.100%, 3/20/41
                 (Alternative Minimum Tax)

        1,000   City of Salisbury, Mortgage Revenue Refunding Bonds, Series 1995A          12/04 at 102        AAA         1,025,430
                 (FHA-Insured Mortgage Loan - College Lane Apartments Project),
                 6.600%, 12/01/26

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.8%

          595   Community Development Administration, Maryland Department of               4/04 at 102         Aa2           596,398
                 Housing and Community Development, Single Family Program Bonds,
                 1994 First Series, 5.900%, 4/01/11

        1,000   Community Development Administration, Maryland Department of               4/04 at 102         Aa          1,013,920
                 Housing and Community Development, Single Family Program Bonds,
                 1994 Fourth Series, 6.450%, 4/01/14

        2,635   Community Development Administration, Maryland Department of               4/04 at 102         Aa          2,664,986
                 Housing and Community Development, Single Family Program Bonds,
                 1994 Fifth Series, 6.750%, 4/01/26 (Alternative Minimum Tax)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY (continued)

$         660   Community Development Administration, Maryland Department of               4/03 at 102         Aa2       $   673,490
                 Housing and Community Development, Single Family Program
                 Bonds, 1992 Fourth Series, 6.800%, 4/01/22
                 (Alternative Minimum Tax)

        1,750   Community Development Administration, Maryland Department of               4/04 at 102         Aa          1,714,843
                 Housing and Community Development, Single Family Program
                 Bonds, 1993 Third Series, 4.950%, 4/01/06

        1,500   Community Development Administration, Maryland Department of               9/09 at 100         Aa2         1,498,590
                 Housing and Community Development, Residential Revenue Bonds,
                 1999 Series H, 6.250%, 3/01/31 (Alternative Minimum Tax)

        1,000   Community Development Administration, Maryland Department of               9/09 at 100         Aa2           973,250
                 Housing and Community Development, Infrastructure Financing
                 Bonds (MBIA Insured), 2000 Series A, 6.150%, 9/01/32
                 (Alternative Minimum Tax)

        1,000   Community Development Administration, Maryland Department of               4/06 at 102         Aa2           998,710
                 Housing and Community Development, Single Family Program
                 Bonds, 1996 Sixth Series, 6.200%, 4/01/22
                 (Alternative Minimum Tax)

        1,955   Housing Opportunities Commission of Montgomery County, Single              7/04 at 102         Aa2         2,009,310
                 Family Mortgage Revenue Bonds, 1994 Series A, 6.600%, 7/01/14

          905   Housing Authority of Prince Georges County, GNMA/FNMA Collater-            6/04 at 102         AAA           912,620
                 alized Single Family Mortgage Revenue Bonds, Series 1994A,
                 6.350%, 6/01/11 (Alternative Minimum Tax)

        1,665   Housing Authority of Prince Georges County, FHLMC/FNMA/GNMA                8/07 at 102         AAA         1,552,912
                 Collateralized, Single Family Mortgage Revenue Bonds,
                 Series 1997, 5.625%, 8/01/17 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.4%

        1,000   Carroll County, Revenue Bonds, EMA Obligated Group Issue (Fair-            1/09 at 101         AA            933,230
                 haven and Copper Ridge), Refunding Revenue Bonds, Series 1999A,
                 5.625%, 1/01/25

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 8.2%

        1,000   Baltimore County, General Obligation Bonds, Baltimore County               8/03 at 102         AAA           951,400
                 Metropolitan District Bonds (64th Issue), 4.900%, 8/01/11

        1,000   Mayor and City Council of Baltimore, General Obligation Serial             No Opt. Call        A1          1,110,000
                 Bonds, Consolidated Public Improvement Bonds of 1989, Series
                 B, 7.150%, 10/15/08

                Mayor and City Council of Baltimore, General Obligation
                 Consolidated Public Improvement Refunding Bonds of 1995,
                 Series A:
        1,200     7.375%, 10/15/03                                                         No Opt. Call        AAA         1,283,268
        5,000     7.250%, 10/15/04                                                         No Opt. Call        AAA         5,409,050

        1,000   Mayor and City Council of Baltimore, General Obligation Serial             No Opt. Call        AAA         1,068,910
                 Bonds, Consolidated Public Improvement Bonds of 1991,
                 Series C, 6.375%, 10/15/07

        3,000   Frederick County, Maryland, General Obligation Public Facilities           7/09 at 101         AA          2,802,210
                 Bonds of 1999, 5.250%, 7/01/18

        3,000   Montgomery County, Maryland, Consolidated Public Improvement Bonds,        1/10 at 101         AAA         2,994,750
                 General Obligation Bonds, Series 2000A, 5.750%, 1/01/19

        1,000   Prince Georges County, Maryland, Consolidated Public Improvement           3/03 at 102         AAA         1,018,930
                 Bonds, General Obligation Bonds, Series 1993, 5.750%, 3/15/09

          500   Commonwealth of Puerto Rico, Public Improvement Bonds of 2000,             7/10 at 100         AAA           491,680
                 5.750%, 7/01/26

          460   Wicomico County, Maryland, General Obligation Public Improvement           12/09 at 101        AAA           459,200
                 Bonds of 1999, 5.750%, 12/01/19

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 8.3%

        2,730   Anne Arundel County, General Obligation Bonds, Consolidated Water          4/03 at 102         AA+         2,676,710
                 and Sewer, 1993 Refunding Series, 5.250%, 4/15/12

        1,000   Mayor and City Council of Baltimore, Certificates of Participation         10/07 at 102        AAA           911,660
                 (Emergency Telecommunications Facilities), Series 1997A,
                 5.000%, 10/01/17

        1,465   Maryland Department of Housing and Community Development, Community        6/08 at 101         Aaa         1,291,354
                 Development Administration, Infrastructure Financing Bonds
                 (MBIA Insured), 1998 Series B, 5.200%, 6/01/28

        4,455   Maryland Stadium Authority, Sports Facilities Lease Revenue Bonds,         3/06 at 101         AAA         4,408,178
                 Series 1996, 5.750%, 3/01/18

        1,000   Puerto Rico Highway and Transportation Authority, Highway Revenue          7/16 at 100         A             915,130
                 Bonds, Series Y of 1996, 5.500%, 7/01/36

        2,200   Puerto Rico Public Buildings Authority, Public Education and               7/03 at 101 1/2     A           2,200,352
                 Health Facilities Refunding Bonds, Series M, Guaranteed by
                 the Commonwealth of Puerto Rico, 5.750%, 7/01/15



Nuveen Maryland Premium Income Municipal Fund (NMY) (continued)

Portfolio of INVESTMENTS May 31, 2000



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin             10/10 at 101        BBB-      $ 1,998,560
                 Islands Gross Receipts Taxes Loan Note), Series 1999A,
                 6.500%, 10/01/24

        1,250   Washington Suburban Sanitary District (Montgomery and Prince               1/02 at 102         Aa1         1,293,600
                 Georges Counties), General Construction Refunding Bonds of
                 1991 (Second Series), 6.100%, 1/01/04

                Washington Suburban Sanitary District (Montgomery and Prince
                Georges Counties), General Construction Bonds of 2000:
        1,085    5.250%, 6/01/20                                                           6/10 at 100         Aa1         1,002,225
        1,205    5.250%, 6/01/21                                                           6/10 at 100         Aa1         1,107,998


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.2%

        5,500   Maryland Transportation Authority, Special Obligation Revenue              7/04 at 102         AAA         5,637,720
                 Bonds, Baltimore/Washington International Airport Projects,
                 Series 1994-A (Qualified Airport Bonds), 6.250%, 7/01/14
                 (Alternative Minimum Tax)

        1,500   Maryland Transportation Authority, Transportation Facilities               7/02 at 100         A+          1,504,140
                 Project Revenue Bonds, Series 1992, 5.750%, 7/01/15

        2,075   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,             6/06 at 102         Baa2        1,970,524
                 1996 Series A (American Airlines, Inc. Project),
                 6.250%, 6/01/26 (Alternative Minimum Tax)

        2,000   Washington Metropolitan Area Transit Authority (District of                No Opt. Call        AAA         2,084,680
                 Columbia), Gross Revenue Transit Refunding Bonds, Series
                 1993, 6.000%, 7/01/07


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 5.8%

        1,875   Maryland Health and Higher Educational Facilities Authority,               7/03 at 102         AAA         1,869,506
                 Revenue Bonds, Good Samaritan Hospital Issue, Series 1993,
                 5.750%, 7/01/19

        3,125   Maryland Health and Higher Educational Facilities Authority,               7/03 at 102         Aaa         2,975,969
                 Revenue Bonds, Howard County General Hospital Issue,
                 Series 1993, 5.500%, 7/01/25

        2,500   Maryland Health and Higher Educational Facilities Authority,               No Opt. Call        AAA         2,194,425
                 Revenue Bonds, Helix Health Issue, Series 1997,
                 5.000%, 7/01/27

        3,000   Maryland Transportation Authority, Transportation Facilities               7/01 at 102         A+***       3,112,800
                 Project Revenue Bonds, Series 1991, 6.500%, 7/01/06
                 (Pre-refunded to 7/01/01)

        1,010   Puerto Rico Telephone Authority, Revenue Bonds, Series N, 5.500%,          1/03 at 101 1/2     AAA         1,042,956
                 1/01/22 (Pre-refunded to 1/01/03)

        1,115   Washington Suburban Sanitary District (Montgomery and Prince               6/02 at 102         Aa1***      1,162,064
                 Georges Counties), Water Supply Bonds of 1992, 6.200%,
                 6/01/09 (Pre-refunded to 6/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 19.6%

        6,000   Anne Arundel County, Pollution Control Revenue Refunding Bonds             4/04 at 102         A           5,861,940
                 (Baltimore Gas and Electric Company Project), Series 1994,
                 6.000%, 4/01/24

        6,500   Calvert County, Pollution Control Revenue Refunding Bonds                  7/04 at 102         A           6,402,760
                 (Baltimore Gas and Electric Company Project), Series 1993,
                 5.550%, 7/15/14

        9,600   Montgomery County, Solid Waste System Revenue Bonds (1993 Series           6/03 at 102         AAA         9,641,184
                 A), 5.875%, 6/01/13 (Alternative Minimum Tax)

                Northeast Maryland Waste Disposal Authority, Resource Recovery
                Revenue Refunding Bonds (Southwest Resource Recovery Facility),
                Series 1993:
        3,000    7.150%, 1/01/04                                                           No Opt. Call        AAA         3,193,260
        4,675    7.200%, 1/01/05                                                           1/04 at 102         AAA         5,049,887

        5,000   Prince Georges County, Pollution Control Revenue Refunding Bonds           1/03 at 102         A1          5,066,250
                 (Potomac Electric Project), 1993 Series, 6.375%, 1/15/23

        5,750   Prince Georges County, Solid Waste Management System Revenue               6/03 at 102         AAA         5,521,724
                 Bonds, Series 1993, 5.250% 6/15/13

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,                 7/04 at 100         BBB+          944,820
                 Series T, 5.500%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.6%

        3,000   Mayor and City Council of Baltimore, Project and Refunding                 No Opt. Call        AAA         2,625,420
                 Revenue Bonds (Water Projects), Series 1994-A,
                 5.000%, 7/01/24


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER (continued)

$       2,250   Mayor and City Council of Baltimore, Project and Refunding                 7/08 at 101         AAA       $ 1,932,614
                 Revenue Bonds (Water Projects), Series 1998-A,
                 5.000%, 7/01/28

        1,000   Mayor and City Council of Baltimore, Project and Refunding                 7/06 at 101         AAA           935,060
                 Revenue Bonds (Water Projects), Series 1996-A,
                 5.500%, 7/01/26
------------------------------------------------------------------------------------------------------------------------------------
$     214,910   Total Investments (cost $212,953,464) - 97.3%                                                            207,555,383
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.7%                                                                       5,843,862
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 213,399,245
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Nuveen North Carolina Premium Income Municipal Fund (NNC)

Portfolio of
           INVESTMENTS May 31, 2000



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                BASIC MATERIALS - 3.9%

$       3,500   The Haywood County Industrial Facilities and Pollution Control             12/05 at 102        Baa1    $   3,050,180
                 Financing Authority, Environmental Improvement Revenue Bonds
                 (Champion International Corporation Project), Series 1995A,
                 5.750%, 12/01/25 (Alternative Minimum Tax)

        2,000   The Haywood County Industrial Facilities and Pollution Control             3/06 at 102         Baa1        1,849,720
                 Financing Authority, Pollution Control Refunding Revenue Bonds
                 (Champion International Corporation Project),
                 Series 1995, 6.000%, 3/01/20


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.0%

        2,300   Appalachian State University, Utilities System Revenue Refunding           5/08 at 102         AAA         2,059,696
                 Bonds, Series 1998 of The Board of Governors of the University
                 of North Carolina, 5.000%, 5/15/18

                North Carolina State Education Assistance Authority, Guaranteed
                Student Loan Revenue Bonds, 1995 Series A (Subordinate Lien):
        1,000    6.050%, 7/01/10 (Alternative Minimum Tax)                                 7/05 at 102         A           1,003,420
        2,400    6.300%, 7/01/15 (Alternative Minimum Tax)                                 7/05 at 102         A           2,414,112

        5,875   North Carolina State Education Assistance Authority (A Political           7/06 at 102         A           5,913,305
                 Subdivision of the State of North Carolina), Guaranteed Student
                 Loan Revenue Bonds, 1996 Series C (Subordinate Lien),
                 6.350%, 7/01/16 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 14.8%

                The Charlotte-Mecklenburg Hospital Authority, Health Care System
                Revenue Bonds, Series 1992:
        1,500    5.750%, 1/01/12                                                           1/02 at 102         AA          1,499,280
        2,150    6.250%, 1/01/20                                                           1/02 at 102         AA          2,159,761

        2,725   County of New Hanover, Hospital Revenue Bonds (New Hanover                 10/03 at 102        AAA         2,230,685
                 Regional Medical Center Project), Series 1993,
                 4.750%, 10/01/23

        2,000   North Carolina Medical Care Commission, Hospital Revenue Bonds             10/09 at 101        A           1,929,200
                 (Southeastern Regional Medical Center), Series 1999,
                 6.375%, 10/01/29

        3,000   North Carolina Medical Care Commission, Hospital Revenue                   5/02 at 102         AA          2,854,740
                 Refunding Bonds (Carolina Medicorp Project),
                 Series 1992, 5.500%, 5/01/15

        5,615   North Carolina Medical Care Commission, Hospital Revenue Bonds             10/08 at 101        AA-         4,433,492
                 (FirstHealth of the Carolinas Project), Series 1998,
                 4.750%, 10/01/26

        4,090   Board of Governors of the University of North Carolina,                    2/06 at 102         AA          3,586,235
                 University of North Carolina Hospitals at Chapel Hill,
                 Revenue Bonds, Series 1996, 5.250%, 2/15/26

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.8%

        1,000   Housing Authority of the City of Asheville, Multifamily Housing            11/07 at 102        AAA           920,710
                 Revenue Bonds (GNMA Collateralized - Woodridge Apartments),
                 Series 1997, 5.800%, 11/20/39 (Alternative Minimum Tax)

        1,000   City of Charlotte, Mortgage Revenue Refunding Bonds (FHA-Insured           1/03 at 105         AAA           967,770
                 Mortgage Loan - Tryon Hills Apartments Project), Series 1993A,
                 5.875%, 1/01/25

                North Carolina Housing Finance Agency, Multifamily Revenue Bonds
                (1993 FHA-Insured Mortgage Loan Resolution), Series 1993:
          650    5.800%, 7/01/14                                                           1/03 at 102         AA            643,806
        1,000    5.900%, 7/01/26                                                           1/03 at 102         AA            961,390

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 16.9%

        4,945   North Carolina Housing Finance Agency, Single Family Revenue Bonds,        3/04 at 102         AA          5,019,521
                 Series X (1985 Resolution), 6.700%, 9/01/26
                 (Alternative Minimum Tax)


   Principal                                                                               Optional Call                      Market
 Amount (000)   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$       2,710   North Carolina Housing Finance Agency, Single Family Revenue Bonds,        9/02 at 102          AA       $ 2,755,447
                  Series V (1985 Resolution), 6.800%, 9/01/25 (Alternative Minimum Tax)

        3,000   North Carolina Housing Finance Agency, Home Ownership Revenue              7/09 at 100          AA         2,741,640
                 Bonds, Series 5-A (1998 Trust Agreement), 5.625%, 7/01/30
                 (Alternative Minimum Tax)

        6,600   North Carolina Housing Finance Agency, Home Ownership Revenue Bonds,       7/09 at 100          AA         6,573,270
                 Series 6-A (1998 Trust Agreement), 6.200%, 1/01/29

        4,125   North Carolina Housing Finance Agency, Single Family Revenue Bonds,        3/06 at 102          AA         4,119,266
                 Series HH (1985 Resolution), 6.300%, 3/01/26 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.1%

        2,000   Orange County, General Obligation School Bonds, Series 1994,               2/04 at 102         AA+         2,019,940
                 5.500%, 2/01/11

        6,250   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996,         7/06 at 101 1/2           A         5,716,000
                 5.400%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 15.4%

        2,500   Centennial Authority, Hotel Tax Revenue Bonds (Arena Project),             9/07 at 102         AAA         2,238,350
                 Series 1997, 5.125%, 9/01/19

        6,000   City of Charlotte, Refunding Certificates of Participation                12/03 at 102         AAA         5,456,760
                 (Convention Facility Project), Series 1993C, 5.250%, 12/01/20

        2,180   The City of Concord, Certificates of Participation, Series 1996A,          6/06 at 102         AAA         2,196,437
                 6.125%, 6/01/21

        3,970   Durham, North Carolina, Certificates of Participation,                     7/02 at 102          AA         4,152,699
                 Water Utility Improvements, 6.375%, 7/15/12

          750   Johnson County Finance Corporation, Installment Payment                    8/09 at 101         AAA           684,263
                 Revenue Bonds (School and Museum Projects), Series 1999,
                 5.250%, 8/01/21

        5,000   Puerto Rico Highway and Transportation Authority,                      7/06 at 101 1/2         AAA         4,719,300
                 Highway Revenue Bonds, Series Y of 1996, 5.500%, 7/01/26

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.9%

                The Charlotte-Mecklenburg Hospital Authority, Health Care System
                Revenue Bonds, Series 1992:
        1,000    5.750%, 1/01/12 (Pre-refunded to 1/01/02)                                 1/02 at 102       AA***         1,030,730
        2,940    6.250%, 1/01/20 (Pre-refunded to 1/01/02)                                 1/02 at 102       AA***         3,052,484

        2,855   North Carolina Municipal Power Agency Number 1,                           No Opt. Call         AAA         3,566,894
                  Catawba Electric Revenue Bonds, Series 1980, 10.500%, 1/01/10

        2,400   Puerto Rico Commonwealth Highway Authority,                                7/00 at 100        A***         2,403,192
                 Highway Revenue Bonds, Series 1990-Q, 6.000%, 7/01/20
                 (Pre-refunded to 7/01/00)

        2,280   Board of Governors of the University of North Carolina,                    2/02 at 102       AA***         2,360,644
                 University of North Carolina Hospitals at Chapel Hill Revenue Bonds,
                 Series 1992, 6.000%, 2/15/24 (Pre-refunded to 2/15/02)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.6%

        1,000   City of Fayetteville, Public Works Commission                              3/03 at 100         AAA           893,930
                 Revenue Refunding Bonds, Series 1993, 4.750%, 3/01/14

        5,900   City of Fayetteville, Public Works Commission Revenue Bonds,               3/07 at 101         AAA         5,206,927
                 Series 1997, 5.125%, 3/01/24

        1,500   City of Gastonia, Combined Utilities System Revenue Bonds,                 5/08 at 102         AAA         1,320,180
                 Series 1998, 4.750%, 5/01/15

        5,000   North Carolina Eastern Municipal Power Agency, Power System                1/03 at 102         BBB         4,455,900
                 Revenue Bonds, Series 1993-D, 5.600%, 1/01/16

        1,500   North Carolina Eastern Municipal Power Agency, Power System            9/03 at 102 1/2         BBB         1,361,790
                 Revenue Bonds, Series 1985-G,  5.750%, 12/01/16

        4,000   North Carolina Municipal Power Agency Number 1, Catawba Electric           1/10 at 101        BBB+         3,887,680
                 Revenue Bonds, Series 1999B, 6.500%, 1/01/20


                            Nuveen North Carolina Premium Income Municipal Fund (NNC) (continued)

                                   Portfolio of INVESTMENTS May 31, 2000


   Principal                                                                               Optional Call                      Market
 Amount (000)   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.8%

$       2,000   City of Charlotte, Storm Water Fee Revenue Bonds, Series 2000,             6/10 at 101         AA+     $   2,003,980
                 6.000%, 6/01/25 (WI)

        3,400   Orange Water and Sewer Authority, Water and Sewer System                   7/03 at 102          AA         3,177,198
                 Revenue and Revenue Refunding Bonds, Series 1993, 5.200%, 7/01/16

        2,180   County of Union, Enterprise Systems Revenue Bonds, Series 1996,            6/06 at 102         AAA         2,074,531
                 5.500%, 6/01/21
------------------------------------------------------------------------------------------------------------------------------------
$     129,790   Total Investments (cost $126,505,203) - 98.2%                                                            123,666,455
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -1.8%                                                                        2,300,646
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 125,967,101
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.



                            Nuveen Virginia Premium Income Municipal Fund (NPV)

                            Portfolio of
                                       INVESTMENTS May 31, 2000
   Principal                                                                               Optional Call                      Market
 Amount (000)   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------

                BASIC MATERIALS - 2.7%

$         500   Industrial Development Authority of the County of Bedford,                 2/08 at 102        Baa2     $     422,500
                 Industrial Development Refunding Revenue Bonds (Nekoosa Packaging
                 Corporation), Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax)

        1,900   Industrial Development Authority of the County of Bedford,                12/09 at 101        Baa2         1,838,383
                 Industrial Development Refunding Revenue Bonds (Nekoosa Packaging
                 Corporation), Series 1999A, 6.550%, 12/01/25 (Alternative Minimum Tax)

        1,000   Industrial Development Authority of Goochland County,                     12/08 at 101        Baa2           850,960
                 Industrial Development Refunding Revenue Bonds (Nekoosa Packaging
                 Corporation Project), Series 1998, 5.650%, 12/01/25
                 (Alternative Minimum Tax)

        2,000   Virginia Small Business Financing Authority, Industrial Development        1/03 at 102         N/R         1,788,580
                 Revenue Bonds (Albion Enterprises, L.L.C. Project), Series 1998A,
                 6.400%, 1/01/14 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 0.9%

        2,000   Industrial Development Authority of the County of Charles,                No Opt. Call         BBB         1,694,500
                 Solid Waste Disposal Facility Revenue Refunding Bonds
                 (USA Waste of Virginia, Inc. Project), Series 1999, 4.875%,
                 2/01/09 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.8%

                Industrial Development Authority of Danville, Student Housing
                Revenue Bonds (Collegiate Housing Foundation - Averett College
                Project), Series 1999A:
          500    6.875%, 6/01/20                                                           6/09 at 102         N/R           477,425
        1,500    7.000%, 6/01/30                                                           6/09 at 102         N/R         1,426,710

                Industrial Development Authority of the City of Lynchburg,
                Educational Facilities Revenue Bonds (Randolph-Macon Womens
                College), Series 1993:
        2,940    5.875%, 9/01/13                                                           9/03 at 102          A-         2,921,008
        2,500    5.875%, 9/01/23                                                           9/03 at 102          A-         2,384,100

          725   City of Portsmouth, Golf Course System Revenue Bonds, Series 1998,         5/07 at 102          AA           606,470
                 5.000%, 5/01/23
          500   Prince William County Park Authority, Park Facilities                     10/09 at 101          A3           479,350
                 Revenue Refunding and Improvement Bonds, Series 1999,
                 6.000%, 10/15/28

        3,000   Virginia College Building Authority, Educational Facilities               11/04 at 100          AA         2,994,030
                 Revenue Bonds (University of Richmond Project), Series of 1994,
                 5.550%, 11/01/19 (Optional put 11/01/04)

        2,000   Virginia College Building Authority, Educational Facilities               No Opt. Call         AAA         1,802,460
                 Revenue Bonds (The Washington and Lee University Project),
                 Series 1998, 5.250%, 1/01/31

        1,000   Virginia College Building Authority, Educational Facilities                4/10 at 101         Aa1           999,330
                 Revenue Bonds (Hampton University Project), Series 2000,
                 6.000%, 4/01/20
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 9.7%

        4,850   Industrial Development Authority of Fairfax County,                       No Opt. Call          AA         4,167,702
                 Hospital Revenue Refunding Bonds (Inova Health System Hospitals
                 Project), Series 1993A, 5.000%, 8/15/23

        4,650   Bon Secours Health System Obligated Group, Industrial Development          8/05 at 102         AAA         4,273,164
                 Authority of the  County of Hanover, Hospital Revenue Bonds,
                 Series 1995 (Bon Secours Health System Projects), 5.500%, 8/15/25

        1,500   Industrial Development Authority of the County of Henrico,                No Opt. Call         AAA         1,564,050
                 Health Care Revenue Bonds (Bon Secours Health),
                 Series 1996, 6.250%, 8/15/20

        5,500   Medical College of Virginia Hospitals Authority,                           7/08 at 102         AAA         4,745,840
                 General Revenue Bonds, Series 1998, 5.125%, 7/01/23

        2,500   Industrial Development Authority of the City of Norfolk,                  11/04 at 102          AA         2,613,575
                 Hospital Revenue and Refunding Bonds (Sentara Hospitals - Norfolk),
                 Series 1994A, 6.500%, 11/01/13


                            Nuveen Virginia Premium Income Municipal Fund (NPV) (continued)

                                    Portfolio of INVESTMENTS May 31, 2000


   Principal                                                                               Optional Call                      Market
 Amount (000)   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 6.5%

$         840   Industrial Development Authority of Arlington County,                      7/05 at 102           A     $     842,864
                 Multifamily Housing Mortgage Revenue Bonds (Arlington Housing
                 Corporation), 1995 Series, 5.700%, 7/01/07

        1,515   Industrial Development Authority of Arlington County,                      5/10 at 100         Aaa         1,485,351
                 Multifamily Housing Revenue Bonds (Patrick Henry Apartments
                 Project), Series 2000, 6.050%, 11/01/32 (Alternative Minimum Tax)
                 (Mandatory put 11/01/20)

        4,445   Hampton Redevelopment and Housing Authority, Multifamily Housing           7/02 at 104        Baa2         4,634,535
                 Revenue Refunding Bonds, Series 1994 (Chase Hampton II Apartments),
                 7.000%, 7/01/24 (Mandatory put 7/01/04)

        1,495   Economic Development Authority of Henrico County, Beth Sholom              7/09 at 102         AAA         1,427,964
                 Assisted Living Revenue Bonds, GNMA Mortgage-Backed Securities
                 Financing, Series 1999A, 5.900%, 7/20/29

        1,000   Lynchburg Redevelopment and Housing Authority, Vistas Revenue Bonds,       4/10 at 102         AAA           975,440
                 GNMA Mortgage Backed Securities, Series 2000A, 6.200%, 1/20/40
                 (Alternative Minimum Tax)

        2,355   Suffolk Redevelopment and Housing Authority, Mortgage Revenue              1/01 at 100         AAA         2,357,897
                 Refunding Bonds, Series 1993 (FHA-Insured Mortgage Loan - Wilson
                 Pines Apartments, Section 8 Assisted Project), 6.125%, 1/01/23

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.7%

        3,240   Virginia Housing Development Authority, Commonwealth Mortgage Bonds,       1/02 at 102         AA+         3,254,159
                 1992 Series B, Subseries B-5, 6.300%, 1/01/27 (Alternative Minimum Tax)

                Virginia Housing Development Authority, Commonwealth Mortgage Bonds,
                1992 Series B, Subseries B-6:
        4,000    6.200%, 7/01/21 (Alternative Minimum Tax)                                 1/02 at 102         AA+         4,012,440
        2,945    6.250%, 1/01/27 (Alternative Minimum Tax)                                 1/02 at 102         AA+         2,953,217

        2,000   Virginia Housing Development Authority, Commonwealth Mortgage Bonds,       1/08 at 102         AA+         1,770,820
                 1996 Series G, Subseries G-1, 5.300%, 1/01/22 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.5%

                Industrial Development Authority of the City of Winchester,
                Residential Care Facility First Mortgage Revenue Bonds
                (Westminster-Canterbury of Winchester Inc.), Series 1998:
        1,350    5.750%, 1/01/18                                                           1/03 at 102         N/R         1,138,617
        2,000    5.750%, 1/01/27                                                           1/03 at 102         N/R         1,618,540

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.3%

        2,000   The City of Hampton, Public Improvement Bonds of 2000,                     2/10 at 102          AA         2,019,020
                 6.000%, 2/01/20

        6,200   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996,         7/06 at 101 1/2           A         5,670,272
                 5.400%, 7/01/25

        1,700   City of Richmond, General Obligation Public Improvement Bonds,             7/03 at 102          AA         1,593,308
                 Series 1993B, 5.500%, 7/15/23

        2,000   City of Winchester, General Obligation Public Improvement                  1/04 at 102          AA         1,968,820
                 and Refunding Bonds, Series of  1994, 5.500%, 1/15/14

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 8.2%

                County of Cumberland, Certificates of Participation, Series 1997:
        1,075    6.200%, 7/15/12                                                          No Opt. Call         N/R         1,048,222
        1,350    6.375%, 7/15/17                                                          No Opt. Call         N/R         1,316,966

          500   Industrial Development Authority of Dinwiddie County,                      2/07 at 102         N/R           473,660
                 Lease Revenue Bonds (Dinwiddie County School Facilities Project),
                 Series 1997A, 6.000%, 2/01/18

        1,000   Fairfax County Economic Development Authority, Parking Revenue             9/09 at 102          AA         1,009,260
                 Bonds (Vienna II Metrorail Station Project), 1999 First
                 Series, 6.000%, 9/01/18

                Greater Richmond Convention Center Authority, Hotel Tax Revenue
                Bonds (Convention Center Expansion Project), Series 2000:
          500    6.125%, 6/15/25                                                           6/10 at 101          A-           498,080
        2,000    6.125%, 6/15/29                                                           6/10 at 101          A-         1,989,180

        3,000   Hampton Roads Regional Jail Authority, Regional Jail                       7/06 at 102         AAA         2,804,610
                 Facility Revenue Bonds, Series 1996A, 5.500%, 7/01/24

        1,230   Middlesex County Industrial Development Authority,                         8/09 at 102         AAA         1,232,755
                 Lease Revenue Bonds, School Facilities Project, Series 1999,
                 6.000%, 8/01/24


   Principal                                                                               Optional Call                      Market
 Amount (000)   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   Virgin Islands Public Finance Authority, Revenue Bonds                    10/10 at 101        BBB-       $ 1,998,560
                 (Virgin Islands Gross Receipts Taxes Loan Note),
                 Series 1999A, 6.500%, 10/01/24
        2,250   Virginia College Building Authority, Educational Facilities                2/09 at 101         AA+         2,266,515
                 Revenue Bonds (21st Century College Program), Series 2000,
                 6.000%, 2/01/20 (WI)

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.0%

        1,900   Metropolitan Washington Airports Authority, Airport System                10/02 at 102         AAA         1,945,752
                 Revenue Bonds, Series 1992A, 6.625%, 10/01/19
                 (Alternative Minimum Tax)

        1,400   Metropolitan Washington D.C. Airports Authority,                          10/07 at 101         AA-         1,283,366
                  Airport System Revenue Bonds, Series 1997A, 5.375%, 10/01/23

        6,315   Virginia Port Authority, Port Facilities Revenue Bonds,                    7/07 at 101         AAA         5,824,325
                 Series 1997, 5.600%, 7/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 22.0%

        4,250   Chesapeake Bay Bridge and Tunnel District, General Resolution              7/01 at 102         AAA         4,406,570
                 Revenue Bonds, Refunding Series 1991, 6.375%, 7/01/22
                 (Pre-refunded to 7/01/01)

        3,085   Fairfax County Water Authority, Water Refunding Revenue Bonds,             4/02 at 100         AAA         3,128,869
                 Series 1992, 5.750%, 4/01/29 (Pre-refunded to 4/01/02)

        3,000   Prince William County Park Authority, Revenue Bonds,                      10/04 at 102     BBB+***         3,240,750
                 Series 1994, 6.875%, 10/15/16 (Pre-refunded to 10/15/04)

        3,500   Puerto Rico Highway and Transportation Authority, Highway              7/02 at 101 1/2         AAA         3,677,905
                 Revenue Bonds (Series T), 6.500%, 7/01/22
                 (Pre-refunded to 7/01/02)

        6,800   Valley Resource Authority of the City of Roanoke,                          9/02 at 102       A+***         7,026,168
                 Solid Waste System Revenue Bonds, Series 1992, 5.750%, 9/01/12
                 (Pre-refunded to 9/01/02)

        5,000   City of Virginia Beach Development Authority, Hospital                    11/01 at 102       AA***         5,194,650
                 Revenue Bonds (Sentara Bayside Hospital), Series 1991, 6.300%,
                 11/01/21 (Pre-refunded to 11/01/01)

        1,250   Virginia College Building Authority, Educational Facilities                1/04 at 102         AAA         1,301,013
                 Revenue Bonds (The Washington and Lee University Project),
                 Series of 1994, 5.800%, 1/01/24 (Pre-refunded to 1/01/04)

        3,955   Virginia Resources Authority, Water and Sewer System Revenue              10/07 at 100       AA***         4,036,829
                 Bonds, 1995 Series A (Sussex County Project), 5.600%, 10/01/25
                 (Pre-refunded to 10/01/07)

        7,035   Commonwealth Transportation Board, Transportation Revenue Bonds, Series    5/04 at 101      Aa1***         7,376,338
                 1995A (Northern Virginia Transportation District Program),
                 6.250%, 5/15/17(Pre-refunded to 5/15/04)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.6%

        5,060   Halifax County Industrial Development Authority                           12/02 at 102          A+         5,175,064
                 (Old Dominion Electric Cooperative), 6.350%, 12/01/07
                 (Alternative Minimum Tax)

        2,250   Industrial Development Authority of the Town of Louisa,                    1/04 at 102           A         1,940,198
                 Pollution Control Revenue Bonds (Virginia Electric and Power
                 Company Project), Series 1994, 5.450%, 1/01/24

        5,000   City of Richmond, Public Utility Revenue and Refunding Bonds,              1/08 at 101         AAA         4,355,450
                 Series 1998A, 5.125%, 1/15/28

        6,150   Southeastern Public Service Authority of Virginia, Senior Revenue          7/03 at 102          A-         5,739,119
                 Bonds, Series 1993 (Regional Solid Waste System), 6.000%, 7/01/17
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.1%

        2,000   Fairfax County, Sewer Revenue Bonds, Series 1996, 5.875%, 7/15/28          7/06 at 102         AAA         1,963,420

        2,400   Henrico County, Water and Sewer System Revenue and Refunding               5/09 at 102         Aa2         2,045,688
                 Revenue Bonds, Series 1999, 5.000%, 5/01/28

        1,500   Henry County Public Service Authority, Water and Sewer Refunding          11/01 at 101         AAA         1,511,280
                 Revenue Bonds, Series 1991, 6.250%, 11/15/19

        6,200   City of Norfolk, Water Revenue Bonds, Series 1995, 5.875%, 11/01/20       11/05 at 102         AAA         6,163,171

        1,955   Rivanna Water and Sewer Authority, Regional Water and Sewer               10/09 at 101         Aa3         1,840,104
                 System Revenue Bonds, Series  of 1999, 5.625%, 10/01/29

        2,095   Upper Occoquan Sewage Authority, Regional Sewerage System                  1/04 at 102         AAA         1,822,420
                 Revenue Refunding Bonds, Series of 1993, 5.000%, 7/01/21



                            Nuveen Virginia Premium Income Municipal Fund (NPV) (continued)

                                    Portfolio of INVESTMENTS May 31, 2000



   Principal                                                                               Optional Call                      Market
 Amount (000)   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER (continued)

$       2,250   City of Virginia Beach, Storm Water Utility Revenue Bonds,                 9/10 at 101         Aa3     $   2,252,654
                 Series 2000, 6.000%, 9/01/24

          500   Virginia Resources Authority, Clean Water State Revolving Fund            10/10 at 100         AAA           483,914
                Revenue Bonds, Series 1999, 5.625%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------
$     179,905   Total Investments (cost $176,367,085) - 97.0%                                                            174,146,226
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.0%                                                                       5,413,826
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 179,560,052
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

Statement of
           NET ASSETS May 31, 2000

                                                                GEORGIA             MARYLAND      NORTH CAROLINA            VIRGINIA
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value        $76,311,887         $207,555,383        $123,666,455        $174,146,226
Cash                                                                --             1,966,132           2,133,807           5,206,775
Receivables:
  Interest                                                    1,610,242            4,471,052           2,733,746           3,253,500
  Investments sold                                                   --              305,000                 --               50,000
Other assets                                                      4,924               24,383              17,943               1,608
------------------------------------------------------------------------------------------------------------------------------------
     Total assets                                            77,927,053          214,321,950         128,551,951         182,658,109
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                1,792,718                   --                  --                  --
Payable for investments purchased                                    --                   --           1,989,747           2,244,308
Accrued expenses:
   Management fees                                               41,488              116,108              69,000              97,882
   Other                                                         34,777               86,541              67,645             116,636
Preferred share dividends payable                                15,994               39,975              35,011              32,635
Common share dividends payable                                  251,189              680,081             423,447             606,596
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                       2,136,166              922,705           2,584,850           3,098,057
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                  $75,790,887         $213,399,245        $125,967,101        $179,560,052
====================================================================================================================================
Preferred shares, at liquidation value                      $27,800,000         $ 79,100,000        $ 46,800,000        $ 63,800,000
====================================================================================================================================
Preferred shares outstanding                                      1,112                3,164               1,872               2,552
====================================================================================================================================
Common shares outstanding                                     3,749,849           10,463,666           6,274,499           8,666,160
====================================================================================================================================
Net asset value per Common share outstanding (net assets
   less Preferred shares at liquidation value, divided
   by Common shares outstanding)                            $     12.80         $      12.83        $      12.62        $      13.36
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
      OPERATIONS Year Ended May 31, 2000
                                                                GEORGIA            MARYLAND      NORTH CAROLINA            VIRGINIA
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                           $ 4,545,384        $ 12,479,397        $  7,518,546        $ 10,749,909
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                 503,436           1,405,631             836,102           1,183,322
Preferred shares -  auction fees                                 69,690             198,291             117,321             159,938
Preferred shares - dividend disbursing agent fees                10,028              20,053              10,028              20,053
Shareholders' servicing agent fees and expenses                   4,680              27,899              12,466              26,297
Custodian's fees and expenses                                    76,934              61,189              78,960              51,518
Trustees' fees and expenses                                       1,704               4,063               2,442               3,225
Professional fees                                                11,536              12,946              14,963              15,975
Shareholders' reports -  printing and mailing expenses            7,700               6,937              10,094              25,453
Stock exchange listing fees                                       8,532              19,887              13,293              14,799
Investor relations expense                                        6,009              22,125              12,797              20,512
Other expenses                                                    7,428              16,659              11,855              14,516
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                      707,677           1,795,680           1,120,321           1,535,608
  Custodian fee credit                                          (13,867)            (10,648)            (15,561)            (13,412)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                    693,810           1,785,032           1,104,760           1,522,196
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         3,851,574          10,694,365           6,413,786           9,227,713
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions          (106,618)           (403,771)        (1,361,080)           (243,931)
Change in net unrealized appreciation (depreciation)
  of investments                                             (6,042,044)        (16,122,049)        (8,771,990)        (12,928,878)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                             (6,148,662)        (16,525,820)       (10,133,070)        (13,172,809)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations       $(2,297,088)      $  (5,831,455)     $  (3,719,284)       $ (3,945,096)
===================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of
           CHANGES IN NET ASSETS
                                                                        GEORGIA                                MARYLAND
                                                           ------------------------------------------------------------------------
                                                             YEAR ENDED           YEAR ENDED          YEAR ENDED        YEAR ENDED
                                                                5/31/00              5/31/99             5/31/00           5/31/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                       $ 3,851,574          $ 3,779,380        $ 10,694,365       $ 10,401,146
Net realized gain (loss) from investment transactions          (106,618)             (19,285)           (403,771)           793,902
Change in net unrealized appreciation (depreciation)
   of investments                                            (6,042,044)            (519,051)        (16,122,049)        (2,181,086)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations        (2,297,088)           3,241,044          (5,831,455)         9,013,962
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                       (3,011,682)          (2,994,577)         (8,155,190)        (8,043,917)
   Preferred shareholders                                      (870,722)            (781,355)         (2,494,481)        (2,336,752)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders    (3,882,404)          (3,775,932)        (10,649,671)       (10,380,669)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to
   reinvestment of distributions                                148,714              204,645             360,812            698,387
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                        (6,030,778)            (330,243)        (16,120,314)          (668,320)
Net assets at the beginning of year                          81,821,665           82,151,908         229,519,559        230,187,879
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                               $75,790,887          $81,821,665        $213,399,245       $229,519,559
===================================================================================================================================
Balance of undistributed net investment
   income at the end of year                                $   153,665          $   184,495        $    428,576       $    383,882
===================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of
           CHANGES IN NET ASSETS May 31, 2000 (continued)
                                                                    NORTH CAROLINA                             VIRGINIA
                                                            -----------------------------------------------------------------------
                                                             YEAR ENDED           YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                                5/31/00              5/31/99             5/31/00            5/31/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                       $ 6,413,786          $ 6,363,441         $ 9,227,713        $ 9,028,147
Net realized gain (loss) from investment transactions        (1,361,080)              39,751            (243,931)           292,180
Change in net unrealized appreciation (depreciation)
  of investments                                             (8,771,990)          (1,441,296)        (12,928,878)        (1,006,799)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations        (3,719,284)           4,961,896          (3,945,096)         8,313,528
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                       (5,058,398)          (4,954,259)         (7,263,013)        (7,077,141)
   Preferred shareholders                                    (1,629,151)          (1,310,119)         (2,103,936)        (1,918,811)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders    (6,687,549)          (6,264,378)         (9,366,949)        (8,995,952)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to
   reinvestment of distributions                                197,308              208,763             704,255            927,907
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                       (10,209,525)          (1,093,719)        (12,607,790)           245,483
Net assets at the beginning of year                         136,176,626          137,270,345         192,167,842        191,922,359
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                              $125,967,101         $136,176,626        $179,560,052       $192,167,842
===================================================================================================================================
Balance of undistributed net investment
  income at the end of year                                $     43,479         $    317,242        $    289,821       $    429,057
===================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
           FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Georgia Premium Income Municipal Fund (NPG), Nuveen Maryland Premium Income Municipal Fund (NMY), Nuveen North Carolina Premium Income Municipal Fund (NNC) and Nuveen Virginia Premium Income Municipal Fund (NPV). Maryland, North Carolina and Virginia are traded on the New York Stock Exchange while Georgia is traded on the American Stock Exchange.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2000, North Carolina and Virginia had outstanding when-issued purchase commitments of $1,989,747 and $2,244,308, respectively. There were no such outstanding purchase commitments in either of the other funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All income dividends paid during the fiscal year ended May 31, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Notes to
        FINANCIAL STATEMENTS (continued)


Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each of the Funds is as follows:

                                                       NORTH
                            GEORGIA     MARYLAND     CAROLINA     VIRGINIA
--------------------------------------------------------------------------
Number of shares:
   Series T                      --           --           --          832
   Series W                      --        1,404           --           --
   Series TH                  1,112        1,760        1,872        1,720
--------------------------------------------------------------------------
Total                         1,112        3,164        1,872        2,552
==========================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2000.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common shares were as follows:

                                              GEORGIA                  MARYLAND
                                     ------------------------- -------------------------
                                      YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                         5/31/00      5/31/99      5/31/00       5/31/99
----------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                           10,347       12,929       25,200       44,630
========================================================================================


                                          NORTH CAROLINA               VIRGINIA
                                     ------------------------- -------------------------
                                      YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                         5/31/00      5/31/99      5/31/00       5/31/99
----------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                           13,495       13,084       47,012       56,927
========================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 3, 2000, to shareholders of record on June 15, 2000, as follows:

                                                       NORTH
                            GEORGIA     MARYLAND     CAROLINA     VIRGINIA
--------------------------------------------------------------------------
Dividend per share           $.0670       $.0650       $.0625       $.0670
==========================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 2000, were as follows:

                                                                       NORTH
                                            GEORGIA     MARYLAND     CAROLINA     VIRGINIA
------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities       $12,755,610  $28,004,746  $32,394,280  $36,990,682
   Short-term municipal securities              --     8,000,000          --     3,500,000
Sales and maturities:
   Long-term municipal securities        12,811,676   29,422,431   32,624,353   39,020,567
   Short-term municipal securities               --    8,000,000           --    4,100,000
==========================================================================================


At May 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                             NORTH
                                  GEORGIA     MARYLAND     CAROLINA     VIRGINIA
--------------------------------------------------------------------------------
                              $76,942,479 $213,146,481 $127,758,152 $176,367,085
================================================================================


At May 31, 2000, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                        NORTH
                             GEORGIA     MARYLAND     CAROLINA     VIRGINIA
---------------------------------------------------------------------------
Expiration year:
   2002                      $    --   $2,202,413      $    --    $ 917,970
   2003                    1,088,659    1,019,929    2,344,091    1,577,464
   2004                    1,842,885    2,660,424    1,137,399    1,579,895
   2005                      340,685      454,351      131,993      140,749
   2006                           --           --           --           --
   2007                           --           --           --           --
   2008                      129,908      332,069      108,131      250,767
---------------------------------------------------------------------------
Total                     $3,402,137   $6,669,186   $3,721,614   $4,466,845
===========================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at May 31, 2000, were as follows:

                                                                                      NORTH
                                                           GEORGIA     MARYLAND     CAROLINA     VIRGINIA
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $ 1,838,127  $ 1,646,105  $   609,455  $ 2,620,935
   depreciation                                         (2,468,719)  (7,237,203)  (4,701,152)  (4,841,794)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)             $  (630,592) $(5,591,098) $(4,091,697) $(2,220,859)
=========================================================================================================

Notes to
        FINANCIAL STATEMENTS (continued)


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                         Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                          .6500 of 1%
For the next $125 million                                           .6375 of 1
For the next $250 million                                           .6250 of 1
For the next $500 million                                           .6125 of 1
For the next $1 billion                                             .6000 of 1
For net assets over $2 billion                                      .5875 of 1
================================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At May 31, 2000, net assets consisted of:

                                                                                      North
                                                           Georgia     Maryland     Carolina     Virginia
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                $27,800,000 $ 79,100,000 $ 46,800,000 $ 63,800,000
Common shares, $.01 par value per share                     37,498      104,637       62,745       86,662
Paid-in surplus                                         51,832,451  146,026,317   86,874,188  122,071,273
Balance of undistributed net investment income             153,665      428,576       43,479      289,821
Accumulated net realized gain (loss) from
   investment transactions                              (3,420,939)  (6,862,204)  (4,974,563)  (4,466,845
Net unrealized appreciation (depreciation)
   of investments                                         (611,788)  (5,398,081)  (2,838,748)  (2,220,859
---------------------------------------------------------------------------------------------------------
Net assets                                             $75,790,887 $213,399,245 $125,967,101 $179,560,052
=========================================================================================================
Authorized shares:
   Common                                                Unlimited    Unlimited    Unlimited    Unlimited
   Preferred                                             Unlimited    Unlimited    Unlimited    Unlimited
=========================================================================================================

Financial
      HIGHLIGHTS

                            Financial HIGHLIGHTS

Selected data for a Common share outstanding throughout each year:


                              INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                         -----------------------------  ---------------------------------------------------------




                                            NET                 NET           NET
                                      REALIZED/          INVESTMENT    INVESTMENT      CAPITAL       CAPITAL         ENDING
               BEGINNING        NET  UNREALIZED              INCOME        INCOME        GAINS         GAINS            NET   ENDING
               NET ASSET INVESTMENT  INVESTMENT           TO COMMON  TO PREFERRED    TO COMMON  TO PREFERRED          ASSET   MARKET
                   VALUE     INCOME GAIN (LOSS)  TOTAL SHAREHOLDERS SHAREHOLDERS+ SHAREHOLDERS SHAREHOLDERS+ TOTAL    VALUE    VALUE
------------------------------------------------------------------------------------------------------------------------------------

GEORGIA
Year Ended 5/31:
        2000      $14.45     $1.03    $(1.65) $ (.62)       $(.80)        $(.23)      $--           $--    $(1.03)   $12.80 $12.4375
        1999       14.58      1.01      (.13)    .88         (.80)         (.21)       --            --     (1.01)    14.45  16.2500
        1998       13.70      1.01       .90    1.91         (.79)         (.24)       --            --     (1.03)    14.58  15.0625
        1997       13.00      1.01       .69    1.70         (.77)         (.23)       --            --     (1.00)    13.70  13.8750
        1996       13.35      1.00      (.38)    .62         (.73)         (.24)       --            --      (.97)    13.00  12.2500

GEORGIA
Year Ended 5/31:
        2000       14.41      1.02     (1.58)   (.56)        (.78)         (.24)       --            --     (1.02)    12.83  13.2500
        1999       14.54      1.00      (.14)    .86         (.77)         (.22)       --            --      (.99)    14.41  15.1250
        1998       13.76       .99       .80    1.79         (.77)         (.24)       --            --     (1.01)    14.54  15.0625
        1997       13.21      1.00       .55    1.55         (.76)         (.24)       --            --     (1.00)    13.76  13.6250
        1996       13.36       .99      (.14)    .85         (.74)         (.26)       --            --     (1.00)    13.21  12.7500

NORTH CAROLINA
Year Ended 5/31:
        2000       14.28      1.02     (1.61)   (.59)        (.81)         (.26)       --            --     (1.07)    12.62  13.6875
        1999       14.48      1.02      (.22)    .80         (.79)         (.21)       --            --     (1.00)    14.28  15.6875
        1998       13.50      1.02      1.00    2.02         (.79)         (.25)       --            --     (1.04)    14.48  15.0000
        1997       12.77      1.02       .72    1.74         (.77)         (.24)       --            --     (1.01)    13.50  14.6250
        1996       13.19       .98      (.44)    .54         (.70)         (.26)       --            --      (.96)    12.77  12.6250

VIRGINIA
Year Ended 5/31:
        2000       14.89      1.07     (1.52)   (.45)        (.84)         (.24)       --            --     (1.08)    13.36  14.2500
        1999       14.96      1.05      (.08)    .97         (.82)         (.22)       --            --     (1.04)    14.89  16.0625
        1998       14.04      1.06       .92    1.98         (.82)         (.24)       --            --     (1.06)    14.96  16.1250
        1997       13.35      1.06       .68    1.74         (.81)         (.24)       --            --     (1.05)    14.04  14.5000
        1996       13.61      1.04      (.26)    .78         (.79)         (.25)       --            --     (1.04)    13.35  13.5000
------------------------------------------------------------------------------------------------------------------------------------




  TOTAL RETURNS                                                  RATIOS/SUPPLEMENTAL DATA
---------------- -------------------------------------------------------------------------------------------------------------------
                                           BEFORE CREDIT                                          AFTER CREDIT**
                        ------------------------------------------------- ----------------------------------------------------------

                                    RATIO OF NET             RATIO OF NET            RATIO OF NET            RATIO OF NET
                            RATIO OF  INVESTMENT     RATIO OF  INVESTMENT   RATIO OF   INVESTMENT    RATIO OF  INVESTMENT
                            EXPENSES   INCOME TO     EXPENSES   INCOME TO   EXPENSES    INCOME TO    EXPENSES   INCOME TO
         BASED            TO AVERAGE     AVERAGE   TO AVERAGE     AVERAGE TO AVERAGE      AVERAGE  TO AVERAGE     AVERAGE
 BASED      ON     ENDING NET ASSETS  NET ASSETS        TOTAL       TOTAL NET ASSETS   NET ASSETS       TOTAL       TOTAL
     ON     NET       NET APPLICABLE  APPLICABLE   NET ASSETS  NET ASSETS APPLICABLE   APPLICABLE  NET ASSETS  NET ASSETS PORTFOLIO
 MARKET   ASSET    ASSETS  TO COMMON   TO COMMON    INCLUDING   INCLUDING  TO COMMON    TO COMMON   INCLUDING   INCLUDING  TURNOVER
 VALUE*  VALUE*     (000)   SHARES++    SHARES++  PREFERRED++ PREFERRED++   SHARES++     SHARES++ PREFERRED++ PREFERRED++      RATE
------------------------------------------------------------------------------------------------------------------------------------
GEORGIA
Year Ended 5/31:
(18.84)%(5.87)% $ 75,791      1.43%       7.73%      .91%       4.95%         1.40%        7.76%         .90%       4.97%    17%
 13.42    4.64    81,822      1.34        6.87       .89        4.57          1.33         6.88          .89        4.57     14
 14.56   12.43    82,152      1.33        7.10       .87        4.66          1.33         7.10          .87        4.66     17
 19.95   11.53    78,697      1.40        7.52       .90        4.83          1.40         7.52          .90        4.83     30
 12.88    2.81    76,026      1.42        7.53       .91        4.82          1.42         7.53          .91        4.82     14

MARYLAND
Year Ended 5/31:
   (7.22)  (5.57) 213,399     1.29        7.69       .82        4.90          1.28         7.70          .82        4.90     13
    5.47    4.44  229,520     1.29        6.78       .85        4.47          1.28         6.79          .84        4.48     16
   16.54   11.47  230,188     1.29        6.93       .84        4.52          1.29         6.93          .84        4.52      6
   13.07   10.08  221,478     1.32        7.28       .85        4.72          1.32         7.28          .85        4.72      6
   10.22    4.41  215,690     1.36        7.33       .87        4.68          1.36         7.33          .87        4.68     18

NORTH CAROLINA
Year Ended 5/31:
   (7.76)  (5.98) 125,967     1.37        7.81       .87        4.97          1.35         7.83          .86        4.98     25
    9.87    4.11  136,177     1.30        6.97       .86        4.61          1.30         6.97          .86        4.61      8
    8.17   13.38  137,270     1.30        7.17       .85        4.70          1.30         7.17          .85        4.70      9
   22.60   12.01  130,929     1.37        7.72       .87        4.92          1.37         7.72          .87        4.92     19
   10.13    2.11  126,196     1.38        7.49       .88        4.75          1.38         7.49          .88        4.75     39

VIRGINIA
Year Ended 5/31:
   (6.02)  (4.64) 179,560     1.29        7.72       .84        5.03       1.28           7.73           .83        5.04     20
    4.77    5.09  192,168     1.26        6.94       .85        4.65       1.26           6.95           .84        4.66      8
   17.30   12.66  191,922     1.27        7.20       .84        4.77       1.27           7.20           .84        4.77     19
   13.81   11.49  183,097     1.33        7.65       .86        4.95       1.33           7.65           .86        4.95     16
   11.04    3.86  176,649     1.35        7.64       .87        4.92       1.35           7.64           .87        4.92     27
------------------------------------------------------------------------------------------------------------------------------------

* Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

sidebar:
NUVEEN OFFERS A NUMBER OF CONVENIENT WAYS TO ADD TO YOUR PORTFOLIO AND EARN THE TAX-FREE INCOME YOU NEED TO ACHIEVE YOUR FINANCIAL GOALS.


sidebar:
NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



Build Your Wealth
           AUTOMATICALLY

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time. Dollar-cost averaging does not ensure a profit, nor does it protect you against loss in a declining market. Because such a plan involves continuous investment regardless of fluctuating prices, investors should consider their financial ability to continue purchases through periods of low price levels.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you with draw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time. For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund
     INFORMATION



BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended May 31, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
            FOR GENERATIONS

Photo:
John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products services can help you preserve your financial security, and talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

LOGO: NUVEEN
NUVEEN
Investments

Invest well.
Look ahead.
LEAVE YOUR MARK.sm

John Nuveen & Co. Incorporated o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com
                                                                      FAN-2-5-00